As Filed With The Securities And Exchange Commission on October 28, 1999.

                                          File Nos. 33-46283 and 811-6601

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          (X)

Pre-Effective Amendment No.                                      ( )

Post-Effective Amendment No.    9                                (X)

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (X)

Amendment No.    10                                              (X)


                    Cappiello-Rushmore Trust
       (Exact Name of Registrant as Specified in Charter)

        4922 Fairmont Avenue, Bethesda, Maryland  20814
      (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)

                       Timothy N. Coakley
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

__X__  immediately upon filing pursuant to paragraph (b) of rule 485.
_____  on (date) pursuant to paragraph (b) (1) (v) of rule 485.
_____  60 days after filing pursuant to paragraph (a) (1) of rule 485.
_____  on (date) pursuant to paragraph (a) (1) of rule 485.
_____  75 days after filing pursuant to paragraph (a) (2) of rule 485.
_____  on (date) pursuant to paragraph (a) (2) of rule 485.

                       CAPPIELLO-RUSHMORE TRUST

                  REGISTRATION STATEMENT ON FORM N-1A

                         Cross Reference Sheet
                        Required By Rule 495(a)
                   Under The Securities Act of 1933

Form N-1A                                     Location in
Item No.                                   Registration Statement


           Part A.  Information Required in Prospectus

1.   Front and Back Cover Pages          Front Cover Page of
                                         Prospectus;
                                         Back Cover Page of
                                         Prospectus

2.   Risk/Return Summary:                Risk/Return Summary:
     Investments, Risks and              Investments, Risks and
     Performance                         Performance

3.   Risk/Return Summary:  Fee Table     Risk/Return Bar Chart and
                                         Tables;  Year-To-Date Total
                                         Returns Table; Highest and
                                         Lowest Quarterly Returns;
                                         Performance Table; Fees and
                                         Expenses

4.   Investment Objectives, Principal    Investment Objectives,
     Investment Strategies, and          Principal Investment
     Related Risks                       Strategies, and Related
                                         Risks

5.   Management's Discussion of Fund     Management Discussion of
     Performance                         Fund Performance:
                                         Performance Comparison

6.   Management, Organization, and       Management, Organization,
     Capital Structure                   and Capital Structure:
                                         Investment Adviser; Year
                                         2000 Preparations

7.   Shareholder Information             Shareholder Information:
                                         How to Invest in the Funds;
                                         How to Redeem Your
                                         Investment; Additional
                                         Information About the Funds:
                                         Exchanging Fund Shares;
                                         Pricing of Fund Shares;
                                         Dividends and Distributions;
                                         Tax Consequences of
                                         Investing in the Funds

8.   Distribution Arrangements           Not Applicable

9.   Financial Highlights Information    Financial Highlights

                  Part B:  Information  Required In
                 Statement of Additional Information

10.  Cover Page and Table of Contents    Cover Page and Table of
                                         Contents

11.  Fund History                        Not Applicable

12.  Description of the Fund and Its     Trust Description,
     Investments and Risks               Investments, and Risks;
                                         Investment Policies;
                                         Investment Limitations

13.  Management of the Fund              Management of the Trust

14.  Control Persons and Principal       Control Persons and
     Holders of Securities               Principal Holders of
                                         Securities

15.  Investment Advisory and Other       Investment Advisory and
     Services                            Other Services:  Investment
                                         Adviser; Custodian and
                                         Independent Public
                                         Accountant

16.  Brokerage Allocation and Other      Brokerage Allocation and
     Practices                           Other Practices

17.  Capital Stock and Other             Not Applicable
     Securities

18.  Purchase, Redemption and            Purchase and Redemption of
     Pricing of Shares                   Shares

19.  Taxation of the Fund                Taxation of the Funds

20.  Underwriters                        Not Applicable

21.  Calculation of Performance Data     Calculation of Performance
                                         Data:  Average Annual Total
                                         Return Quotation;
                                         Computation of Yield

22.  Financial Statements                Financial Statements

                   Part C:  Other Information

23.  Exhibits                            Exhibits

24.  Persons Controlled by or Under      Persons Controlled by or
     Common Control with the Fund        Under Common Control with
                                         the Trust

25.  Indemnification                     Indemnification

26.  Business and Other Connections      Business and Other
     of Investment Adviser               Connections of Investment
                                         Adviser

27.  Principal Underwriters              Not Applicable

28.  Location of Accounts and Records    Location of Accounts and
                                         Records

29.  Management Services                 Not Applicable

32.  Undertakings                        Not Applicable

     Signatures                          Signatures

                                PART A

                       CAPPIELLO-RUSHMORE TRUST


                          UTILITY INCOME FUND
                              GROWTH FUND
                         EMERGING GROWTH FUND



                              Prospectus

                           November 1, 1999


The Cappiello-Rushmore Trust (the "Trust") is a no-load mutual fund complex with four separate investment portfolios, three of which (the "Funds") are described in this Prospectus. This Prospectus contains important information about these Funds. Please read this Prospectus before investing and keep this Prospectus on file for future reference.

Neither the securities and exchange commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                           TABLE OF CONTENTS



                                                                 Page
  Risk and Return Summary
       Investments, Risks, and Performance                          3
       Risk/Return Bar Chart and Table                              5
       Performance Table                                            7

  Fees and Expenses                                                 7

  Investment Objectives, Principal Investment Strategies,
  and Related Risks
       Cappiello-Rushmore Utility Income Fund                       8
       Cappiello-Rushmore Growth Fund                               9
       Cappiello-Rushmore Emerging Growth Fund                     11
       A Review of Risk Considerations                             12

  Management's Discussion of Fund Performances
       Cappiello-Rushmore Utility Income Fund                      15
       Cappiello-Rushmore Growth Fund                              15
       Cappiello-Rushmore Emerging Growth Fund                     16
       Market Outlook                                              17
       Performance Comparison                                      18

  Shareholder Information
       How to Invest In the Funds                                  19
       How to Redeem Your Investment                               20

  Additional Information About the Funds
       Exchanging Fund Shares                                      22
       Pricing of Fund Shares                                      23
       Dividends and Distributions                                 23
       Tax Consequences of Investing In the Funds                  24

  Management, Organization, and Capital Structure
       Investment Adviser                                          24
       Year 2000 Preparations                                      25

  Financial Highlights                                          26-28

                        RISK and RETURN SUMMARY
                  Investments, Risks, and Performance


Cappiello-Rushmore Utility Income Fund

Fund Investment Objective
The Utility Income Fund's investment objective is to provide high current income, with capital appreciation a secondary consideration.

Principal Fund Investment Strategies
The Utility Income Fund seeks to achieve its objective by investing up to 65% of its total assets in the equity securities of public utility companies and may also invest in the bonds of public utility companies. We invest primarily in the equity securities of electric utility companies and, to a lesser extent, in gas utility companies. The Fund also may invest up to 35% of its total assets in the securities of telecommunications companies. The Fund also may invest up to 20% of its total assets in the securities of foreign issuers which are traded on a recognized U.S. securities exchange or in dollar-denominated American Depository Receipts ("ADRs"). The Fund's investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers.

Principal Risks of Investing In the Utility Income Fund
The main risks that could adversely affect the value of the Utility Income Fund's shares and the total return on your investment in this Fund stem from the Fund's concentration policies. As with any stock-oriented fund, the value of your investment in the Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Because the Fund concentrates its investments in the public utilities industry, and within that industry may focus on a single sector, the electric utilities sector, the performance of this Fund is subject to the risk that the public utilities industry, and in particular the electric utilities sector of that industry, will underperform the market as a whole. Rising interest rates or deteriorating economic conditions may impair the performance of utility companies' securities. Further, adverse rate regulation can result in a decline in utility company sales and earnings. To the extent that the Fund may invest in the securities of foreign issuers, the Fund also will be subject to foreign company risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability.


Cappiello-Rushmore Growth Fund

Fund Investment Objective
The Growth Fund's investment objective is long-term capital appreciation.

Principal Fund Investment Strategies
The Growth Fund seeks to achieve its objective by investing at least 65% of its total assets in stocks of larger-capitalization growth companies (i.e., companies that have the potential to increase earnings faster than the overall market and whose total market value is more than $5.0 billion). Larger-capitalization companies usually are established companies with a track record of sales and earnings. From these large capitalization companies, we select companies that we believe have the potential to increase earnings faster than the overall market. The Fund's stock investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers. We invest primarily in the common stocks of U.S. companies, but also may invest up to 20% of the Fund's total assets in foreign securities which are traded on a recognized U.S. securities exchange or in dollar-denominated ADRs.

Principal Risks of Investing In the Growth Fund
The main risks that could adversely affect the value of the Growth Fund's shares and the total return on your investment in this Fund are that the growth in earnings and the rates of return of the growth companies in which the Fund invests suddenly slow or stop so that the prices of these companies fall. In addition, while larger-company stocks tend to be less volatile than smaller company stocks, the value of your investment in the Fund will rise or fall depending on the performance of individual securities as well as stock market movements. These larger companies also may be slower to innovate or respond to changing conditions than smaller companies.

Cappiello-Rushmore Emerging Growth Fund

Fund Investment Objective
The Emerging Growth Fund's investment objective is long-term capital appreciation.

Principal Fund Investment Strategies
The Emerging Growth Fund seeks to achieve its objective by investing at least 65% of its total assets in the stocks and convertible securities of emerging growth companies (i.e., companies that have the potential to increase earnings faster than the overall market and whose total market capitalization is less than $750 million). The Fund invests mainly in the common stocks of U.S. emerging growth companies, but also may invest up to 20% of the Fund's total assets in foreign emerging growth companies which are traded on a recognized U.S. securities exchange or in dollar-denominated ADRs. We may also invest up to 25% of the Fund's assets in stock and related securities of larger-capitalized companies and up to 35% of the Fund's assets in investment-grade corporate debt securities and preferred stocks, regardless of whether these securities are issued by emerging growth companies.

Principal Risks of Investing In the Emerging Growth Fund
The main risks of smaller-capitalization emerging growth companies that could adversely affect the value of the Emerging Growth Fund's shares and the total return on your investment in this Fund are that the growth in earnings and the rates of return of the emerging growth companies in which the Fund invests suddenly slow or stop so that the prices of these companies fall and also that:

   - Smaller-capitalization companies are usually younger and less established with a relatively-short record of sales and earnings.

   - Because of their size, smaller companies may lack the depth of financial and management resources to weather economic or financial turmoil.

   - Smaller companies tend to be more volatile in their sales and earnings performance, as well as in their stock price.

   - Because stocks of smaller companies usually trade in lower volumes than stocks of larger companies, these stocks may be more vulnerable to market risk and may be harder to sell than stocks of larger companies.

Loss of money is a risk of investing in the Cappiello-Rushmore Funds. An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                    Risk/Return Bar Chart and Table

The chart and table on the following two pages show the annual calendar-year returns and the performance of the Funds. Each Fund commenced operations on October 6, 1992, and has a fiscal year-end of June 30th. The information in the chart and the table provides some indication of the risks of investing in the Funds by showing changes in Fund performance from year to year and by showing how each Fund's average annual returns for 1 year and 5 years compare with the performance of both the Standard & Poor's 500 IndexTM (a widely-recognized, broad-based measure of stock market performance) and the Russell 2000 Index (a more-narrowly based index of stock market performance).

The chart below and the table on the following page assume the reinvestment of dividends and distributions. How the Funds have performed in the past does not necessarily indicate how the Funds will perform in the future.



                         Annual Total Returns

              Utility       Growth Fund    Emerging Growth Fund
            Income Fund

   1993        6.1%            14.4%                  22.5%
   1994      -13.4%             4.6%                  -7.0%
   1995       29.8%            37.1%                  36.0%
   1996        4.4%             7.2%                   2.0%
   1997       25.3%            22.2%                   4.7%
   1998       14.8%             7.2%                  -8.6%



                                                                          Year-To-Date
                            Best Quarter         Worst Quarter            Total Return
                                                                    as of September 30, 1999
Utility Income Fund            14.73%               (10.32)%                 (4.28)%
                           4th Qtr of 1997      1st Qtr of 1994

Growth Fund                    28.45%               (24.30)%                 10.36%
                           4th Qtr of 1998      3rd Qtr of 1998

Emerging Growth Fund           22.98%               (24.75)%                 (6.07)%
                           4th Qtr of 1998      3rd Qtr of 1998



                                Performance Table
                          Average Annual Total Returns
                      (for Periods Ended December 31, 1998)

               Utility               Emerging                  Russell
               Income     Growth      Growth      S&P 500        2000
                Fund       Fund        Fund       IndexTM       Index

One Year       14.78%      7.18%      (8.58)%       28.58%     (2.55)%
Five Years     11.04%     15.01%       4.32%        24.06%     11.86%



                    FEES and EXPENSES of the FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  Utility           Emerging
                                                   Income   Growth   Growth
                                                    Fund     Fund     Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
     Management Fees                               0.35%    0.50%    0.50%
     Other Expenses                                0.70%    1.00%    1.00%
Total Annual Fund Operating Expenses               1.05%    1.50%    1.50%


If your monthly account balance per Fund averages $500 or less due to redemptions you may be charged a $5 fee.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 Year   3 Years   5 Years    10 Years

    Utility Income Fund    $  107   $  334    $  579     $ 1,283
    Growth Fund               153      474       818       1,791
    Emerging Growth Fund      153      474       818       1,791


  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, and RELATED RISKS

Cappiello-Rushmore Utility Income Fund

Fund Investment Objective
The Utility Income Fund's investment objective is to provide high current income, with capital appreciation a secondary consideration.

Principal Fund Investment Strategies
The Utility Income Fund seeks to achieve its objective by investing up to 65% of its total assets in the equity securities of public utility companies and may also invest in the bonds of public utility companies. We invest primarily in the equity securities of electric utility companies and, to a lesser extent, in gas utility companies. The Fund also may invest up to 35% of its total assets in the securities of telecommunications companies. The Fund also may invest up to 20% of its total assets in the securities of foreign issuers which are traded on a recognized U.S. securities exchange or in dollar-denominated ADRs. The Fund's investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers. The Fund, to a lesser extent, may also purchase U.S. Government securities and enter into repurchase agreements.

In the stock selection process, we seek to identify the ability of a utility company to earn and pay an increasing stream of dividends. We use a number of computer screens to identify stocks that appear to be favorably priced on the basis of dividend yield and that may benefit from the current market and economic environment. We then review these stocks for factors that could be reflected in a rise in dividends and stock price such as: (i) favorable earnings and dividend trends, including cash flow (net earnings plus depreciation), which is critical to future dividends; (ii) reasonable utility rate regulations; (iii) growing service area and/or market; and (iv) non-regulated earnings sources.

We usually sell a company's stock when that company's "fundamentals" (i.e., the company's capital structure, operating characteristics, pre-tax profit margins, and return on stockholders' equity) change for the worse. Generally, company stock will also be sold when the stock price of the company experiences significant, unexplained declines.

The Fund, from time to time, may take temporary defensive measures that are inconsistent with the Fund's principle investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Thus, the Fund may temporarily invest all or part of its assets in cash or cash equivalents, which include, but are not limited to short-term money market instruments, U.S. Government securities, certificates of deposit, bankers' acceptances, or repurchase agreements secured by U.S. Government securities. The effect of taking these temporary defensive positions is that the Fund may not achieve its investment objective.

Principal Risks of Investing In the Utility Income Fund
The main risks that could adversely affect the value of the Utility Income Fund's shares and the total return on your investment in this Fund stem from the Fund's concentration policies. As with any stock-oriented fund, the value of your investment in the Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Because the Fund concentrates its investments in the public utilities industry, and within that industry may focus on a single sector, the electric utilities sector, the performance of this Fund is subject to the risk that the public utilities industry, and in particular the electric utilities sector of that industry, will underperform the market as a whole. Since the Fund focuses on a single sector, the Fund's performance largely depends on that sector's performance, which may differ from that of the overall public utilities industry. Rising interest rates or deteriorating economic conditions may hurt the performance of utility companies' stocks. Further, adverse rate regulation can result in a decline in utility company sales and earnings. To the extent that the Fund may invest in the securities of foreign issuers, the Fund also will be subject to foreign company risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability.


Cappiello-Rushmore Growth Fund

Fund Investment Objective
The Growth Fund's investment objective is long-term capital appreciation.

Principal Fund Investment Strategies
The Growth Fund seeks to achieve its objective by investing at least 65% of its total assets in stocks of larger-capitalization growth companies. Larger-capitalization companies usually are established companies with a track record of sales and earnings. From these large capitalization companies, we select companies that we believe have the potential to increase earnings faster than the overall market. The Fund's stock investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers. We invest primarily in the common stocks of U.S. companies, but also may invest up to 20% of the Fund's total assets in foreign securities which are traded on a recognized U.S. securities exchange or in dollar-denominated ADRs. We also may engage in other investment practices designed to seek either to enhance the Fund's returns or to protect the portfolio from losses. For example, the Fund may also invest up to 10% of its total assets in warrants, preferred stocks, and convertible debt securities, and up to 5% of its total assets in certain "high-yield" securities (i.e., below investment-grade corporate bonds, commonly known as "junk bonds," and which are subject to greater risks, including default risks, than those found in higher-rated securities). The Fund, to a lesser extent, may also purchase U.S. Government securities and enter into repurchase agreements.

In the stock selection process, we look for growth companies that are growing or have the potential to grow faster than the S&P 500 IndexTM. The nucleus of the Growth Fund's portfolio will usually be stocks with lower price-earnings ratios and above average yields. In selecting a stock for inclusion in the portfolio, we employ computer screens to identify stocks with attractive fundamentals and valuations. We then review those companies seeking a catalyst for action, i.e., factors that could indicate a future rise in stock prices, such as a new or changed management or a new product. These computer screens are employed to determine: (i) fundamentals such as sales and earnings growth; and (ii) relative valuations (those stocks that appear to be attractively priced compared to the fundamentals).

We usually sell a company's stock when that company no longer is considered a growth company, when that company shows deteriorating fundamentals, or when the stock price of the company experiences significant, unexplained declines.

The Fund, from time to time, may take temporary defensive measures that are inconsistent with the Fund's principle investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Thus, the Fund may temporarily invest all or part of its assets in cash or cash equivalents. The effect of taking these temporary defensive positions is that the Fund may not achieve its investment objective.

As an anticipated result of these principal investment strategies, the Growth Fund may engage in the active and frequent trading of portfolio securities. This increased portfolio turnover for the Fund could produce high brokerage costs for the Fund and result in taxable distributions to Fund shareholders.

Principal Risks of Investing In the Growth Fund
The main risks that could adversely affect the value of the Growth Fund's shares and the total return on your investment in this Fund are that the growth in earnings and the rates of return of the growth companies in which the Fund invests suddenly slow or stop so that the prices of these companies fall. In addition, while larger company stocks tend to be less volatile than smaller company stocks, the value of your investment in the Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Because of their size, larger companies usually have financial and managerial resources to offset adversity. These larger companies, however, also may be slower to innovate or respond to changing conditions than smaller companies.


Cappiello-Rushmore Emerging Growth Fund

Fund Investment Objective
The Emerging Growth Fund's investment objective is long-term capital appreciation.

Principal Fund Investment Strategies
The Emerging Growth Fund seeks to achieve its objective by investing at least 65% of its total assets in the stocks and securities convertible into common stocks and warrants of emerging companies with market capitalization of less than $750 million. We search for those smaller companies that show or have the potential to show rapid growth, but are not yet widely recognized. We also may invest in older, established companies that, due to new products, rising sales, expanding market, or other corporate changes, may have the potential of increasing earnings growth. The Fund invests mainly in the common stocks of U.S. companies, but also may invest up to 20% of the Fund's total assets in foreign emerging growth companies which are traded on a recognized U.S. securities exchange or in dollar-denominated ADRs. We may also invest up to 25% of the Fund's assets in stock and related securities of larger-capitalized companies and up to 35% of the Fund's assets in investment-grade corporate debt securities and preferred stocks, regardless of whether these securities are issued by emerging growth companies.

The Emerging Growth Fund may also invest up to 10% of its total assets in warrants, preferred stocks, and convertible debt securities, and up to 5% of its total assets in certain high-yield securities. The Fund may also engage in other investment practices designed to seek to either enhance the Fund's returns or protect the portfolio from losses. The Fund, to a lesser extent, may also purchase U.S. Government securities and enter into repurchase agreements.

In selecting a stock for inclusion in the portfolio, we employ computer screens to identify stocks with attractive fundamentals and valuations. A catalyst for action is sought. These computer screens are employed to determine: (i) fundamentals such as sales and earnings growth; and (ii) relative valuations (those stocks that appear to be attractively priced compared to fundamentals).

We usually sell a company's stock when that company no longer is considered an emerging growth company, when that company shows deteriorating fundamentals, or when the stock price of the company experiences significant, unexplained declines.

The Fund, from time to time, may take temporary defensive measures that are inconsistent with the Fund's principle investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Thus, the Fund may temporarily invest all or part of its assets in cash or cash equivalents. The effect of taking these temporary defensive positions is that the Fund may not achieve its investment objective.

As an anticipated result of these principal investment strategies, the Emerging Growth Fund may engage in the active and frequent trading of portfolio securities. This increased portfolio turnover for the Fund could produce high brokerage costs for the Fund and result in taxable distributions to Fund shareholders.

Principal Risks of Investing In the Emerging Growth Fund
The main risks of smaller-capitalization emerging growth companies that could adversely affect the value of the Emerging Growth Fund's shares and the total return on your investment in this Fund are that the growth in earnings and the rates of return of the emerging growth companies in which the Fund invests suddenly slow or stop so that the prices of these companies fall and also that:

     - Smaller-capitalization companies are usually younger and less established with a relatively-short record of sales and earnings.

     - Because of their size, smaller companies may lack the depth of financial and management resources to weather economic or financial turmoil. For the same reason, however, smaller companies may have more flexibility and are usually quicker to innovate or respond to changing conditions when compared to larger capitalized companies.

     - Smaller companies tend to be more volatile in their sales and earnings performance, as well as in their stock price.

     - Because stocks of smaller companies usually trade in lower volumes than stocks of larger companies, these stocks may be more vulnerable to market risk and may be harder to sell than stocks of larger companies.

A Review of Risk Considerations

Risk In General
The risks of a fund are usually defined by the fund's individual securities, overall portfolio, and investment tactics. Over longer periods of time, stocks have been among the most successful investments available to the public. Nevertheless, stocks do fluctuate in price. Accordingly, there is a risk you could lose as well as make money by investing in the Cappiello-Rushmore Funds. As with any fund, there is no guarantee that the performance of the Funds will be positive over any period of time, either short term or long term.

Additional Risks
In addition to the specific principal risks identified above for each of the Funds, a Fund also may encounter the following broad-based risks:

     Fund Risk - The possibility that a Fund's performance during a specific period may not meet or exceed that of the market as a whole.

     Concentration Risk - The risk that the particular industry in which the Fund may focus its investments will underperform the market as a whole.

     Sector Risk - The risk that the particular economic sector in which a Fund may focus its investments will underperform the market as a whole. To the extent that a Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to the risks of investing in that sector, including legislative or regulatory changes, adverse market conditions, and/or increased competition.

     Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Investors have noticed that when the stock market surges up, many stocks post higher prices. On the other hand, when the stock market falls sharply, many common stocks will drop even more sharply. A change in market psychology can cause a security's price to decline irrespective of any truly fundamental change in the company itself.

     Interest Rate Risk - The risk of a rise in interest rates that usually depresses the prices of fixed-income type securities and often of equities as well. In the short run, high interest rates reduce interest-sensitive investment spending. Interest rate uncertainty is related to various factors. Among these factors are swings in money growth, uncertainty about the policies of the Federal Reserve Board, and inflationary expectations.

     Small-Issuer Risk - Small- and medium-capitalization companies may be more vulnerable than larger, more-established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources, and also may be dependent upon a relatively-small management group. These securities may be traded over-the-counter or listed on an exchange and may not pay dividends.

     Event Risk - The possibility that corporate securities may suffer substantial declines in market value due to corporate restructurings. While event risk may be high for certain corporate securities held by a Fund, event risk in the aggregate should be low because of each Fund's varied holdings.

     Foreign Company Risks - Investments in foreign securities involve additional risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability. Some additional significant risks associated with investing in foreign companies include:

       - Volatility - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign companies.

       - Regulatory Environment - Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. Foreign issuers may be subject to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic issuers. There is generally less government regulation of listed companies abroad than in the United States.

     Money Market Investment Risk - Under adverse market conditions, one or more of the Funds could invest some or even all of its assets in money market securities. Although each Fund's objective would be to attempt to avoid losses, this defensive tactic, if employed in a significant way, could have the effect of reducing the benefit from any upswing in the market.


                        MANAGEMENT'S DISCUSSION
                          OF FUND PERFORMANCE

     The Funds' fiscal year spanned a full-fledged bear market in U.S. stocks and a dazzling recovery that turned into a new bull market that reached all time highs - all in just twelve months. The bear market started in the summer and fall of 1998, and a new bull market move began in late October and continues to this date - quite a year! Briefly, the market's plunge in mid-summer of 1998 turned into near-panic by September. At this point, the Federal Reserve (the Fed) began a series of three one-quarter of one-percent reductions in short-term rates to counteract the temporary stock and bond market paralysis triggered by the surprising Russian devaluation. The Fed's interest rate actions stopped the market decline and by late October helped engineer a dramatic reversal to a bull market that carried all major stock indexes to continuing new highs in early 1999.

     As the year 1999 progressed, the stock market, spurred by improving corporate earnings, low interest rates, and even lower inflation, crossed the 10,000 level on the Dow in March and continued its move through most of April under the belief that the Federal Reserve would maintain its accommodative stance on rates and money supply for some time. Basic commodity prices continued to be well behaved with the exception of oil, which had a significant rebound from its lows. Small capitalization stock staged short sporadic rallies during the year as did cyclical stocks but the gains were ephemeral since investors continued to favor the more liquid larger cap stocks.

     During this period, there was no firm evidence that the economy was overheating and that inflation was anything but benign. However, there were isolated economic signs of a tightening labor market and some indications of firmer basic commodities pricing, particularly oil (usually a precursor to inflationary pressures). Surprisingly, in late May, the Fed raised rates for the first time in more than a year by 1/4 of 1%. Investors, shaken by the belief that the Fed was ending its accommodative stance on rates and money supply, reacted negatively. However, in short order, the market accepted this move on the part of the Fed as a positive sign of vigilance as well as prudence. Accordingly, as the Funds' fiscal year ended, stocks began to recover, buoyed by indications of better than expected second quarter earnings that were announced in July. Accordingly, we entered the new fiscal year on an up-beat note.

Growth Fund

     The Growth Fund continues to seek capital appreciation by investing in larger established companies with favorable relationships between price-earnings ratios and growth rates. Once again, as in four of the past five years, the Fund had a total return of greater that 20%. More importantly, this return beat the benchmark Standard & Poor's 500 Index's total return of 22.76%.

     The Fund's largest sector positions at year end were technology (computer hardware and software, electronics, and telecommunications) at 29.4% of the portfolio, financial services (banks, investment companies, etc.) at 23.6%, business services at 8.7%, merchandising and retail at 8.6%, and oil and gas services at 5.1%. Cash and equivalents totaled 6% at year-end.

     Among the best performing stocks at year-end were:

          e4L Inc.                 +452.17%
          Charles Schwab Corp.     +234.10%
          Frontier Corp.           + 86.10%

     The largest single stock position in the portfolio was shared by three stocks: IBM, Shared Medical Systems Corp, and Franklin
Resources Inc., each representing 6.2% of the portfolio.

     More importantly, at year's end the Growth Fund portfolio of stocks had a better-than-average growth rate, 14% versus 13% for the S&P 500 Index with a less-expensive price-earnings ratio, 25.8 times earnings for the Fund versus 27.6 times earnings for the Index.

     As in past years, we continue to believe that growth stocks should fare well in the expected economic environment of the next twelve months. However, unlike the past year, we believe earnings growth in 1999-2000 will become more important since the stock market will no longer be able to rely on a favorable interest rate environment to drive price-earnings multiple expansion. Accordingly, one expected trend is an increased focus on stocks representing growth at a reasonable price. "Quality" earnings growth is defined as company growth likely to persist over the next several years reported using relatively conservative accounting procedures. Another expected trend is the gradual broadening out of the market into sectors heretofore shunned by most investors including defense and the energy sector, as well as emphasis on mid-capitalization and smaller capitalization stocks where growth is less expensive. In such a broadening market, selectivity will be more important than ever before. High growth mid-cap stocks with reasonable valuations should provide superior returns in such a rotational market

Utility Income Fund

     The Utility Income Fund is designed for investors who are seeking a more conservative, income-oriented stock market investment. The portfolio is likely to offer high dividend yields than the stock market average with substantially lower volatility in share price. The Fund is managed to provide such higher-than-average yields through investing in utility stocks such as electric, natural gas, and telephones. With dividend income as a focus, capital gains are a secondary consideration. Total return for the Fund for the year was 12.24%, representing the second consecutive year of double-digit returns for this conservative portfolio. At year's end, 84.0% of the portfolio was concentrated in utilities as follows: gas and electric power companies represented 44.5%, telecommunications 35.8%, with natural gas distribution at 3.7%.

     The balance of the portfolio was invested primarily in a diversified grouping of Real Estate Investment Trusts. Cash and equivalents represented 3.4% of assets at year's end.

     Among the best performing stocks at year end were:

          Frontier Corp.           +86.10%
          ALLTEL Corp.             +53.76%
          Bell Atlantic Corp.      +43.29%

     The utility industry continues to move from the full-fledged regulation of the past (when state and federal regulators held the industry in a static-state and reluctantly granted rates) to the current period of deregulation, globalization and merger-mania. While uncertainties, particularly in regards to deregulation, still abound in the utility sector, most company managements seemed to have coped reasonably well in managing the transition from a regulated status to one of increasing competition. Nevertheless, these uncertainties have pushed utilities, primarily electrics, to a lower valuation when related to the S&P 500 stocks. Given the improving prospects for the entire industry, we believe this makes for most attractive investment situation. Telecommunication stocks (35.8% of portfolio) such as regional telephone companies SBC Communications, Inc., Frontier Corp., and Bell Atlantic Corp., have been excellent performers during the year. We expect further expansion and merger activity in this sector as well as increased growth (from both rising basic demand and the growing internet business) which should result in higher dividend income. Further, gas stocks are becoming increasingly attractive. They represent value based on earnings and book value relative to current prices. We intend to increase our investments in this group in the current year.

Emerging Growth Fund

     The Emerging Growth Fund registered a negative return of 4.39% for the twelve months ended June 30, 1999. The results, while disappointing, reflected the small cap sector's continued underperformance, particularly in comparison to the returns of the Dow Jones Industrial Average and the Standard & Poor's 500 Index over the past several years.

     It has been more than six years (1992) since the small cap sector has significantly outperformed the larger cap group. More distressing is the fact that smaller stocks continued to reflect the same positive characteristics that were in place last year; such as good earnings momentum, in most cases established products or services, competent and successful management and solid balance sheets. Further, most small cap stocks have little or no exposure to the international financial vagaries such as volatile currencies that belabored world stock markets for the past two years. The major reason for this small cap performance discrepancy between the solid growth characteristics of small caps and their stock price underperformance seems to be liquidity and risk aversion. Liquidity relates to the ability of institutions to buy and sell large blocks of stocks without essentially disturbing the market price. Risk aversion is the continuing tendency of investors to seek safety and lower volatility in the larger companies that possess big assets and a longer history of operations as opposed to smaller stocks.

     We ended fiscal 1999 with the portfolio assets focused in four major sectors: technology (semiconductors, telecommunications , and computer software and services) at 29.6%, merchandising and retailing at 18.6%, healthcare at 13.9 %, and business services and equipment at 12.6%. Our largest single stock position was Stanford Telecommunications, Inc. which represented 6.8% of the portfolio. At year's end, cash and equivalents stood at 11% of assets.

     Among the best performing stocks during the year were e4L, Inc. up 452.17%, REMEC, Inc. up 41.76%, and Steven Madden, Ltd. up 17.30%. Among the best stocks purchased after June 30, 1998 were:

     Stanford Telecommunications, Inc.       +228.71%
     Labor Ready, Inc.                       +136.21%
     Shared Medical Systems Corp.            + 57.77%

     As we have noted, small cap stocks are compelling values at current levels. These values are reflected in the Fund's portfolio holdings and the numbers are strikingly eloquent; this year's projected earnings growth for the total portfolio is 18% versus 13% for the market (S&P 500). Yet despite this superior projected growth, the Fund's price-earnings ratio is significantly cheaper, 22.8 times earnings versus 27.6 times earnings for the market (S&P 500). The Fund continues to represent a "pure" small capitalization portfolio with the average capitalization of $487 million.

     Historically, the last great period of underperformance versus large cap stocks occurred from 1969 to 1973. From 1975 to 1979, the small cap stocks turned around and outperformed their large cap counterparts by an average of 24.7% a year from 1975 to 1979. During the past five years (1994 - 1998) small stock underperformance has approached the distressed price levels last seen in 1969 - 1973. The reversal this time around could be equally as powerful as it was in the mid-to-late 1970's.

Market Outlook

     As the summer of 1999 ends, rising interest rates have begun to cast a shadow on the bull market. Rates are being pushed up by fear of rising inflation. While inflation is currently benign (even with unemployment at its lowest level in 29 years), there is a lingering fear on the part of investors as well as the Fed that wage increases are about to escalate with resulting inflationary pressure. Further, the belief is that there is too much speculation in stocks and real estate. This opts for further Fed rate increases. The goal of monetary policy is to maximize sustainable growth and prosperity and the first priority is to do no harm. Accordingly, the Fed has to be particularly alert to those economic influences that pose a risk to maximum sustainable growth. However, in perspective, it is well to remember that the Fed cut rates last year in response to the world financial crisis. Now the Fed seems to be intent on bringing rates back to normal (i.e. where they were before the market crash in early July 1998). More perspective: rate hikes, while they are badly received initially by the market, are really positive signs long-term. They indicate that steps are being taken that will ultimately strengthen the economy. The danger is that if the Fed tightens too much, it could shake the market and threaten worldwide growth as in 1997 and 1998. Likewise, if it does too little, inflation may heat up. Our view is that the Fed will do less rather than more.

     Another "plus" is the Y2K problem. To date, this has been considered a "minus" but perversely, all this worrying about the impact of the year 2000 on our computer systems and the economy has served to moderate and in some cases depress, profits in various sectors of our economy. Once the millennium is passed, spending on Y2K will soon end, which will free up corporate resources for spending on more productive technology and thus improve profitability. Additionally, the drag on earnings from Y2K costs that are being expensed will end thus boosting profits in the first and second quarters of 2000.

     Obviously, stocks always carry risks and some of the risks are well known and advertised: for example corporate profits could stagnate instead of grow. This would reduce capital spending, cause dollar weakness, and affect the stock market. Any prolonged weakness in the stock market could impact the consumer's sense of well being. Since consumer spending accounts for about two-thirds of the U.S. economy, the effect could be significant.

     In summary, based on our expectation for rising corporate profits, historically low interest rates (despite the recent run-up) and lower inflation, we continue to be positive about the stock market. Much of this forecast is based on consumer spending which, while slowing slightly in the months ahead (reflecting the impact of higher interest rates on the economy), will not slow enough to put the economy at risk for a recession.



                        Performance Comparison

Assuming a $10,000 initial investment, the following graph compares the total returns of the Funds to the performance of the S&P 500 IndexTM and Russell 2000 Index since the Funds began operating on October 6, 1992. Please remember that past performance does not necessarily reflect how the Funds may perform in the future.


                Utiility       Growth Fund     Emerging       S&P 500      Russell 2000
               Income Fund                    Growth Fund
  10/6/92        $10,000         $10,000        $10,000       $10,000        $10,000
  6/30/93        $10,998         $10,634        $11,335       $11,297        $11,871
  6/30/94        $ 8,998         $11,058        $10,506       $11,455        $12,386
  6/30/95        $10,493         $14,667        $15,141       $14,442        $14,877
  6/30/96        $12,655         $17,904        $17,315       $18,197        $18,431
  6/30/97        $13,083         $19,711        $16,943       $24,511        $21,441
  6/30/98        $16,425         $23,794        $16,919       $31,904        $24,980
  6/30/99        $18,435         $29,343        $16,176       $39,159        $25,357


           Average Annual Total Returns as of June 30, 1999

                           Utility      Growth       Emerging
                         Income Fund     Fund      Growth Fund

     One Year               12.24%      23.32%         (4.39)%
     Five Year              15.43%      21.55%          8.95 %
     Since Inception         9.51%      17.33%          7.40 %



                        SHAREHOLDER INFORMATION

How to Invest In the Funds

Facts To Know Before You Invest:

  -    The minimum initial investment in each Fund is $2,500
  -    Retirement accounts may be opened with a $500 minimum investment
  -    There are no minimum amounts for subsequent investments
  -    There are no sales charges
  -    The Funds reserve the right to reject any purchase order
  - All shares are electronically recorded; the Funds will not issue certificates
  - A $10 fee may be charged for items returned for insufficient or uncollectible funds


Purchasing Shares:

  By Mail
  Complete an application and make a check payable to "Cappiello-
  Rushmore Trust." Send your completed and signed application and check drawn on a U.S. bank to:

    Cappiello-Rushmore Trust
    4922 Fairmont Avenue
    Bethesda, Maryland  208l4

  By Bank Wire
  Speak to the branch manager of your bank. Request a transfer of federal funds to Rushmore Trust and Savings, FSB, instructing your bank to wire transfer the money before 4:00 P.M., Eastern
  Time, to:

    Rushmore Trust and Savings, FSB
    Bethesda, Maryland
    Routing # 0550-71084

  Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

  After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern Time, and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services.
  Remember that it is important to complete the wire transfer before 4:00 P.M., Eastern Time.

  Invest Through Brokers
  You may also invest in the Funds by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. When an authorized third party, such as those mentioned, accepts an order, the Funds will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Funds' net asset values next computed after acceptance. Such third parties who process orders may charge a fee for their services. Certain third party organizations may receive compensation from the Funds, the Funds' transfer agent, or the Funds' Adviser for the shareholder services they provide.


                     How To Redeem Your Investment

  Redeem By Telephone
  Contact Shareholder Services at (800) 622-1386 between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

  For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.


  Redeem By Mail or Fax

     Mail your instructions for          Fax your instructions for
     redemption to:                      redemption to:

     Rushmore Trust and Savings, FSB     (301) 657-1520
     4922 Fairmont Avenue                Attn:  Shareholder Services
     Bethesda, MD  20814
     Attn:  Shareholder Services


       Include the following information in your redemption request:

     -    the name of the Fund and account number you are redeeming from
     -    your name(s) and address as it appears on your account
     -    the dollar amount or number of shares you wish to redeem
     -    your signature(s) as it appears on your account
     -    a daytime telephone number


Additional Information You Should Know When You Redeem:

     -    There are no fees charged for redemptions.

     - You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

     - If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

     - Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

     - If your monthly Fund account balance averages $500 or less you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to redeem involuntarily those accounts that fall below $500 after providing 60 days written notice.

     - The right of redemption may be suspended, or the date of payment postponed, during the following periods: (a) periods during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of a Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's investors.


                ADDITIONAL INFORMATION ABOUT THE FUNDS

Exchanging Fund Shares

The Trust is comprised of four separate Cappiello-Rushmore Funds, three of which, the Utility Income, Growth, and Emerging Growth Funds, are described in this Prospectus. The fourth Cappiello-Rushmore Fund, the Gold Fund, is described in a separate prospectus.


You may exchange shares of one Cappiello-Rushmore Fund, without cost, for shares of another Cappiello-Rushmore Fund (excluding the Cappiello-Rushmore Gold Fund), or may choose to exchange, without cost, Cappiello-Rushmore Fund shares for shares of any of the following Rushmore Funds: Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., or American Gas Index Fund, Inc. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Funds may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.


Pricing of Fund Shares

The price of a fund's shares is its "net asset value per share." This figure is computed by dividing the total market value of a fund's investments and other assets, less any liabilities, by the number of fund shares outstanding. The net asset value per share of each Cappiello-Rushmore Fund is determined as of 4:00 P.M., Eastern Time, on days when the New York Stock Exchange is open for business. Orders accepted by the Funds directly or by an authorized third party will be priced at the next computed net asset value after the orders are received. This means that if you place a purchase or redemption order after 4:00 P.M., Eastern Time, it will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

Each of the Funds values its portfolio securities based on the market value of these securities. Each security held by the Funds, and which is listed on a securities exchange, is valued at the last quoted sale price on the NYSE and other major exchanges for a given day. Price information on each listed security is taken from the exchange where the security is primarily traded. Over-the-counter securities are valued at their last sales price. Options and futures contracts are valued at the last sales price as of the close of trading on the applicable exchanges. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available (including any restricted securities) are valued at fair value in good faith by the Board of Trustees or at the direction of the Trustees.

If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, then the net asset value of the Fund's shares may change on days when shareholders of the Fund will not be able to purchase or redeem the Fund's shares.

Dividends and Distributions

All dividends and capital gain distributions of each Fund will be reinvested in additional Fund shares (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions.

Although the timing and amount of all dividends and distributions are subject to the discretion of the Board of Trustees, the distribution schedule for the Funds is as follows:

  - If you own shares of the Growth and/or Emerging Growth Funds, net investment income and net capital gains will be distributed annually in December.

  - If you are a shareholder of the Utility Income Fund, you will receive net investment income quarterly. Capital gains will be distributed annually in December.


   "Undeliverable" or "Uncashed" Dividend Checks
   If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


Tax Consequences of Investing In the Funds

Taxability of Distributions
The Funds intend to meet the requirements for being tax-qualified regulated investment companies. As long as the Funds meet these requirements, the Funds pay no federal income tax on the earnings distributed to shareholders. The Funds intend to distribute all of their earnings to their shareholders. Dividends and capital gains distributions you receive from any Cappiello-Rushmore Fund, whether reinvested or taken as cash, are generally considered taxable to you as ordinary income or as capital gains income. Each of the Funds expects that its distributions to shareholders, as a result of each Fund's investment objective and strategies, will consist primarily of dividends on ordinary income or capital gains. The Form 1099 that is mailed to you each January details your dividends and their federal tax category. You should verify your tax liability with your tax professional.

Taxability of Transactions
Any time you sell or exchange shares of the Funds, this transaction is considered a taxable event for you. For example, if you exchange shares of one Fund for shares of another, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.


            MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE

Investment Adviser

                 McCullough, Andrews & Cappiello, Inc.
            Main Office                     East Coast Office
            Suite 4250                      Suite 250
            101 California Street           10751 Falls Road
            San Francisco, CA  94111        Lutherville, MD  21093

McCullough, Andrews & Cappiello, Inc. (the "Adviser") has served as the investment adviser to the Funds since their inception on October 6, 1992. The following advisory fees as a percentage of net assets were paid to the adivser during the Funds' fiscal year ended June 30, 1999:

                               Utility                       Emerging
                             Income Fund    Growth Fund     Growth Fund
Advisory Fees Paid as a
Percentage of Net Assets:       0.35%          0.50%          0.50%


Portfolio Managers
Frank A. Cappiello and Robert F. McCullough, C.P.A., manage the Funds and have done so since their inception in October, 1992. Mr.
McCullough is Chairman of the Board of the Adviser and Mr. Cappiello is President. Both have been in the investment business for more than thirty years.

Mr. McCullough is a graduate of Santa Clara University and is a member of the American Institute of CPAs and the California Society of CPAs.

Mr. Cappiello is a graduate of the University of Notre Dame (A.B.) and Harvard University (M.B.A.) He is past President of the Baltimore Security Analysts Society and former Trustee of the Maryland State Retirement Systems.

Year 2000 Preparations

The day-to-day operations of the Trust are dependent upon the Trust's service providers, principally the Adviser, Money Management Associates, Rushmore Trust and Savings, FSB, and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Trust, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have evaluated the impact that the year 2000 issue may have on the computer systems that they utilize and have made appropriate modifications to these systems in order to prepare for the year 2000. The Servicers worked with their outside vendors, and other persons whose systems are linked to those of the Trust and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of the systems remediation was not paid directly by
the Trust.   Inadequate remediation could have an adverse effect on
the Trust's operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Trust at current levels.

                         FINANCIAL HIGHLIGHTS

The financial highlights tables on the next three pages are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements of the Funds, is included in the annual report for the Funds, which is available upon request.



Utility Income Fund


                                                               For the Years Ended June 30,
                                                         1999         1998        1997         1996           1995

Net Asset Value-Beginning of Year                     $   12.56      $ 10.40     $ 10.60     $   9.24      $    8.39
                                                      ---------      --------    --------    ---------     ----------
Income from Investment Operations:
  Net Investment Income                                    0.40         0.47        0.53         0.49           0.55
  Net Realized and Unrealized Gain
    (Loss) on Securities                                   1.09         2.17       (0.19)        1.39           0.85
                                                      ---------      --------    --------    ---------     ----------
      Total from Investment Operations                     1.49         2.64        0.34         1.88           1.40
                                                      ---------      --------    --------    ---------     ----------
Less Distributions:
  Dividends (from net investment income)                  (0.40)       (0.48)      (0.54)       (0.52)         (0.55)
  Distributions (from capital gains)                      (0.82)           -           -            -              -
                                                      ---------      --------    --------    ---------     ----------
    Total Distributions to Shareholders                   (1.22)       (0.48)      (0.54)       (0.52)         (0.55)
                                                      ---------      --------    --------    ---------     ----------
  Net Asset Value-End of Year                         $   12.83      $ 12.56     $ 10.40     $  10.60      $    9.24

Total Investment Return                                   12.24%       25.55%       3.39%       20.60%         16.62%

Ratios and Supplemental Data:
  Net Assets-End of Period (in thousands)             $   8,397      $ 9,799     $ 8,806     $ 15,106      $  17,151
  Ratio of Expenses to Average Net Assets                  1.05%        1.05%       1.05%        1.05%          1.05%
  Ratio of Net Income to Average Net Assets                3.16%        4.01%       4.88%        4.82%          6.26%
  Portfolio Turnover Rate                                  22.0%        29.5%       17.3%        45.1%         147.0%


                              FINANCIAL HIGHLIGHTS



Growth Fund


                                                                         For the Years Ended June 30,
                                                          1999         1998        1997         1996           1995
Net Asset Value-Beginning of Year                      $  22.96     $  19.02    $  17.87     $  14.64       $  11.05
                                                      ---------     ---------    --------    ---------      ---------
Income from Investment Operations:
  Net Investment Income (Loss)                            (0.13)       (0.18)      (0.09)       (0.07)          0.01
  Net Realized and Unrealized Gain
    on Securities                                          3.86         4.12        1.83         3.30           3.60
                                                      ---------     ---------    --------    ---------      ---------
      Total from Investment Operations                     3.73         3.94        1.74         3.23           3.61
                                                      ---------     ---------    --------    ---------      ---------
Less Distributions:
  Dividends (from net investment income)                      -            -           -            -          (0.02)
  Distributions (from capital gains)                      (4.66)           -       (0.59)           -              -
                                                      ---------     ---------    --------    ---------      ---------
    Total Distributions to Shareholders                   (4.66)           -       (0.59)           -          (0.02)
                                                      ---------     ---------    --------    ---------      ---------
  Net Asset Value-End of Year                          $  22.03     $  22.96    $  19.02     $  17.87       $  14.64

Total Investment Return                                   23.32 %      20.72 %     10.10 %      22.06 %        32.65 %

Ratios and Supplemental Data:
  Net Assets at End of Period
    (in thousands)                                     $ 20,871     $ 24,831    $ 24,899     $ 31,777       $ 19,337
  Ratio of Expenses to Average Net Assets                  1.50 %       1.50 %      1.50 %       1.50 %         1.50 %
  Ratio of Net Income (Loss) to
    Average Net Assets                                    (0.62)%      (0.74)%     (0.46)%      (0.41)%         0.12 %
  Portfolio Turnover Rate                                  54.3 %       65.1 %      41.9 %       74.5 %         70.9 %



                              FINANCIAL HIGHLIGHTS



Emerging Growth Fund


                                                                         For the Years Ended June 30,
                                                           1999         1998        1997         1996           1995
Net Asset Value-Beginning of Year                      $   13.82     $  13.84    $  16.99     $  14.96     $    10.41
                                                       ---------     ---------   ---------    ---------    -----------
Income from Investment Operations:
  Net Investment Loss                                      (0.09)       (0.21)      (0.24)       (0.16)         (0.08)
  Net Realized and Unrealized Gain
     (Loss) on Securities                                   0.52A        0.19A      (0.25)        2.30           4.63
                                                       ---------     ---------   ---------    ---------    -----------
      Total from Investment Operations                     (0.61)       (0.02)      (0.49)        2.14           4.55
                                                       ---------     ---------   ---------    ---------    -----------
Less Distributions:
  Dividends (from net investment income)                       -            -           -            -              -
  Distributions (from capital gains)                       (0.10)           -       (2.66)       (0.11)             -
                                                       ---------     ---------   ---------    ---------    -----------
      Total Distributions to Shareholders                  (0.10)           -       (2.66)       (0.11)             -
                                                       ---------     ---------   ---------    ---------    -----------
Net Asset Value-End of Year                            $   13.11     $  13.82    $  13.84     $  16.99     $    14.96

Total Investment Return                                    (4.39)%      (0.14)%     (2.15)%      14.36 %        43.71 %

Ratios and Supplemental Data:
  Net Assets at End of Period
     (in thousands)                                    $   8,636     $ 14,159    $ 20,732     $ 44,985     $   36,606
  Ratio of Expenses to Average Net Assets                   1.51 %       1.50 %      1.50 %       1.50 %         1.50 %
  Ratio of Net Loss to Average Net Assets                  (0.49)%      (1.07)%     (1.20)%      (0.98)%        (0.61)%
  Portfolio Turnover Rate                                  171.6 %      121.2 %      66.2 %      121.2 %         96.1  %

A   The  per share amount does not coincide with the net realized and unrealized gain/loss  for the year because of the timing of sales and redemptions  of  Fund shares  and  the amounts of per share realized and unrealized gain and  loss  at such time.


In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request        Description
Statement of Additional Information       A document that includes
                                          additional information about
                                          the Funds.

Annual and Semiannual Reports             Reports that contain
                                          information about the Funds'
                                          investments.  The reports also
                                          discuss the market conditions
                                          and investment strategies that
                                          significantly affected the
                                          Funds' performances during
                                          their last fiscal year.


There are a variety of ways to receive the above information and make other inquiries of the Funds. You may contact the Cappiello-Rushmore Trust directly by telephone, at 1-800-343-3355, or visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Trust's offices, at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Funds can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D. C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D. C. 20549.


     Cappiello-Rushmore Trust Investment Company Act File No. 811-6601

                       CAPPIELLO-RUSHMORE TRUST


                               GOLD FUND


                              Prospectus

                           November 1, 1999


The Cappiello-Rushmore Trust (the "Trust") is a no-load mutual fund complex with four separate investment portfolios, one of which (the "Fund") is described in this Prospectus. This Prospectus contains important information about this Fund. Please read this Prospectus before investing and keep this Prospectus on file for future reference.


The Gold Fund does not accept purchase orders for new shares, nor are Gold Fund shares available through the Trust's exchange privilege. Trust shareholders may continue to exchange their Gold Fund shares for shares of other Rushmore Funds, including shares of the other three Funds in the Cappiello-Rushmore Trust, in accordance with the terms of the Trust's exchange privilege.


Neither the securities and exchange commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                           TABLE OF CONTENTS



                                                                Page
  Risk and Return Summary
       Investments, Risks, and Performance                        3
       Risk/Return Bar Chart and Table                            4
       Performance Table                                          5

  Fees and Expenses                                               5

  Investment Objectives, Principal Investment Strategies,
  and Related Risks                                               6
       A Review of Risk Considerations                            8

  Management's Discussion of Fund Performance                    10
       Market Outlook                                            11
       Performance Comparison                                    12

  Shareholder Information
       How to Invest In the Fund                                 13
       How to Redeem Your Investment                             14

  Additional Information About the Fund
       Exchanging Fund Shares                                    16
       Pricing of Fund Shares                                    16
       Dividends and Distributions                               17
       Tax Consequences of Investing In the Fund                 17

  Management, Organization, and Capital Structure
       Investment Adviser                                        18
       Year 2000 Preparations                                    18

  Financial Highlights                                           20

                        RISK and RETURN SUMMARY
                  Investments, Risks, and Performance

Fund Investment Objective
The Gold Fund's investment objective is long-term capital appreciation.

Principal Fund Investment Strategies
The Gold Fund seeks to achieve its objective by investing at least 65% of its total assets in the stocks of companies that engage in gold and other precious metal-related activities. Other precious metals include silver, platinum, and palladium, and also diamonds and other precious minerals, as well as silver or other precious metal bullion and coins. Precious metal activities include mining, exploration, fabrication, processing, marketing, and distribution. Also included are companies dealing or investing in gold and operating companies principally engaged in financing, managing, controlling, or operating companies engaged in these activities. The Fund invests mainly in the common stock of U.S. and foreign gold and precious metal-related companies. The Fund has no limit on investment in the securities of foreign issuers, but does not invest more than 20% of its total assets in those foreign securities which are not traded on a recognized U.S. securities exchange or in dollar-denominated American Depository Receipts ("ADRs"). The Fund, to a lesser extent, may also invest in warrants, preferred stock, and convertible debt securities, as well as bullion, coins and precious metals, futures contacts, and options.

Principal Risks of Investing In the Gold Fund
The main risks that could adversely affect the value of the Gold Fund's shares and the total return on your investment in this Fund stem from the Fund's concentration policies. As with any stock-oriented fund, the value of your investment in the Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Because the Fund concentrates its investments in the precious metals-related securities industry, the performance of the Fund is subject to the risk that this industry will underperform the market as a whole. To the extent that the Fund may invest in the securities of foreign issuers, the Fund also will be subject to foreign company risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability. The stocks of precious metals-related companies also carry higher risks than the stocks of other companies, in particular the risk of wide price movements due to a variety of economic and political factors, including:

     - changes in inflation or in expectations regarding inflation in various countries
     -    the availability of supplies of precious metals and minerals
     -    changes in industrial and commercial demand
     - metal and mineral sales by governments, central banks, or international agencies
     -    investment speculation
     -    monetary and other economic policies of various governments
     - governmental restrictions on the private ownership of certain precious metals and minerals

Loss of money is a risk of investing in the Gold Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                    Risk/Return Bar Chart and Table


The chart below and table on the following page show the annual calendar-year returns and the performance of the Fund, which commenced operations on March 7, 1994, and whose fiscal year-end is June 30th. The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year and by showing how the Fund's average annual returns for one-year, three-year and since inception periods compare with the performance of the Philadelphia Stock Exchange Gold and Silver IndexTM (the "XAU Index") (a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies).


The chart and the table assume the reinvestment of dividends and distributions. How the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

                    1993     6.1%
                    1994   -13.4%
                    1995     4.1%
                    1996    -6.3%
                    1997   -45.2%
                    1998    -8.9%


       Best Quarter:  20.74%   1st Qtr of 1996
       Worst Quarter:  (32.18)%     4th Qtr of 1997

The Fund's year-to-date total return as of September 30, 1999 was 6.54%.



                           Performance Table
                     Average Annual Total Returns
                 (for Periods Ended December 31, 1998)

                           Gold Fund    XAU Index
        One Year             (8.94)%     (12.43)%
        Three Years          (22.40)%    (13.46)%
        Since Inception      (16.14)%     (8.18)%


                     FEES and EXPENSES of the FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)
         Management Fees                             0.70%
         Other Expenses                              1.00%
     Total Annual Fund Operating Expenses            1.70%

If your monthly account balance per Fund averages $500 or less due to redemptions you may be charged a $5 fee.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

             1 Year     3 Years    5 Years    10 Years
             $  173     $  536     $  923     $ 2,009


  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, and RELATED RISKS

Fund Investment Objective
The Gold Fund's investment objective is long-term capital appreciation.

Principal Fund Investment Strategies
The Gold Fund seeks to achieve its objective by investing at least 65% of its total assets in the stocks of companies that engage in gold and other precious metals activities. Other precious metals include silver, platinum, and palladium, and also diamonds and other precious minerals, as well as silver or other precious metal bullion and coins. Precious metal activities include mining, exploration, fabrication, processing, marketing, and distribution. Also included are companies dealing or investing in gold and operating companies principally engaged in financing, managing, controlling, or operating companies engaged in these activities. The Fund invests mainly in the common stock of U.S. and foreign gold and precious metal-related companies. The Fund has no limit on investment in the securities of foreign issuers, but does not invest more than 20% of its total assets in those foreign securities which are not traded on a recognized U.S.
securities exchange or in dollar-denominated ADRs.   The Fund, to a
lesser extent, may also invest in warrants, preferred stock, and convertible debt securities, as well as bullion, coins and precious metals, futures contacts, and options. The Fund, to a lesser extent, may also purchase U.S. Government securities and enter into repurchase agreements. The Fund does not invest for income.

In selecting stocks, we look for companies that have: (i) steady growth in both sales and earnings; (ii) extensive ore bodies and efficient mining operations (where appropriate); and (iii) low melting and refinery costs with adequate capital to continue to maintain and expand operations.

We usually sell a company's stock when that company's "fundamentals" (i.e., the company's capital structure, operating characteristics, pre-tax profit margins, and return on stockholders' equity) change for the worse. Generally, company stock will also be sold when the stock price of the company experiences significant, unexplained declines.

The Fund, from time to time, may take temporary defensive measures that are inconsistent with the Fund's principle investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Thus, the Fund may temporarily invest all or part of its assets in cash or cash equivalents, which include, but are not limited to short-term money market instruments, U.S. Government securities, certificates of deposit, bankers' acceptances, or repurchase agreements secured by U.S. Government securities. The effect of taking these temporary defensive positions is that the Fund may not achieve its investment objective.

As an anticipated result of these principal investment strategies, the Gold Fund may engage in the active and frequent trading of portfolio securities. This increased portfolio turnover for the Fund could produce high brokerage costs for the Fund and result in taxable distributions to Fund shareholders.

Principal Risks of Investing In the Gold Fund

The main risks that could adversely affect the value of the Gold Fund's shares and the total return on your investment in this Fund stem from the Fund's concentration policies. As with any stock-oriented fund, the value of your investment in the Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Because the Fund concentrates its investments in the precious metals-related securities industry, the performance of the Fund is subject to the risk that this industry will underperform the market as a whole. To the extent that the Fund may invest in the securities of foreign issuers, the Fund also will be subject to foreign company risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability. The stocks of precious metals-related companies also carry higher risks than the stocks of other companies, in particular the risk of wide price movements due to a variety of economic and political factors, including:

     - changes in inflation or in expectations regarding inflation in various countries
     -    the availability of supplies of precious metals and minerals
     -    changes in industrial and commercial demand
     - metal and mineral sales by governments, central banks, or international agencies
     -    investment speculation
     -    monetary and other economic policies of various governments
     - governmental restrictions on the private ownership of certain precious metals and minerals


A Review of Risk Considerations

Risk In General
The risks of a fund are usually defined by the fund's individual securities, overall portfolio, and investment tactics. Over longer periods of time, stocks have been among the most successful investments available to the public. Nevertheless, stocks do fluctuate in price. Accordingly, there is a risk you could lose as well as make money by investing in the Cappiello-Rushmore Gold Fund. As with any fund, there is no guarantee that the performance of the Gold Fund will be positive over any period of time, either short term or long term.

Additional Risks
In addition to the specific principal risks of the Gold Fund identified above, the Fund also may encounter the following broad-based risks:

     Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the market as a whole.

     Concentration Risk - The risk that the particular industry in which the Fund may focus its investments will underperform the market as a whole.

     Sector Risk - The risk that the particular economic sector in which the Fund may focus its investments will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to the risks of investing in that sector, including legislative or regulatory changes, adverse market conditions, and/or increased competition.

     Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Investors have noticed that when the stock market surges up, many stocks post higher prices. On the other hand, when the stock market falls sharply, many common stocks will drop even more sharply. A change in market psychology can cause a security's price to decline irrespective of any truly fundamental change in the company itself.

     Interest Rate Risk - The risk of a rise in interest rates that usually depresses the prices of fixed-income type securities and often of equities as well. In the short run, high interest rates reduce interest-sensitive investment spending. Interest rate uncertainty is related to various factors. Among these factors are swings in money growth, uncertainty about the policies of the Federal Reserve Board, and inflationary expectations.

     Foreign Company Risks - Investments in foreign securities involve additional risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability. Some additional significant risks associated with investing in foreign companies include:

       - Volatility - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign companies.

       - Regulatory Environment - Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. Foreign issuers may be subject to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic issuers. There is generally less government regulation of listed companies abroad than in the United States.

     Leveraging Risk - Leveraging activities include, among other things, borrowing and the use of options and futures contracts. The risks associated with leveraging activities include:

         - The success of a leveraging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

         - Leveraging may result in the Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.

         - There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and options on futures contracts.

         - Although the Fund will purchase only exchange-traded futures contracts and options, due to market conditions there may not be a liquid secondary market for a futures contract or an option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous to the Fund.

         - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     Event Risk - The possibility that corporate securities may suffer substantial declines in market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's varied holdings.

     Small-Issuer Risk - Small- and medium-capitalization companies may be more vulnerable than larger, more-established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources, and also may be dependent upon a relatively-small management group. These securities may be traded over-the-counter or listed on an exchange and may not pay dividends.

     Money Market Investment Risk - Under adverse market conditions, the Fund could invest some of its assets in money market securities. Although the Fund's objective would be to attempt to avoid losses, this defensive tactic, if employed in a significant way, could have the effect of reducing the benefit from any upswing in the market.


                        MANAGEMENT'S DISCUSSION
                          OF FUND PERFORMANCE

     Gold, and particularly gold stocks, continues to disappoint investors. The past twelve months have seen a series of announcements which potentially could increase the supply of gold by Central Banks regarding the sale or intended sale of gold bullion by Great Britain, as well as the International Monetary Fund and the European Monetary Union. The latter, with the launch of the Euro currency this year, continues to threaten limited gold backing of its currency. Some announcements have been intentions, such as the International Monetary Fund's plan to sell some of its gold reserves. Other announcements have been actual, such as the Bank of England's auction of 3.5% of its gold reserves. No matter the cause, gold prices have plunged to 20-year lows. Overall, the threat of increased supply continues to dampen demand.

     A more important psychological negative for gold stocks has been the relatively low rate of inflation both in the U.S. and Europe. Further, the lackluster response of gold prices during the financial crisis of last summer and early fall was a psychological negative.

     On the plus side, gold mining companies have begun to consolidate through acquisitions and mergers, making for fewer but stronger companies. Additionally, marginal gold producers are beginning to shut down unprofitable facilities, further reducing supply. Nevertheless, the outlook for the next twelve months is mixed, at best. This belief is centered on the fact that present and prospective gold investors are understandably cautious since gold has been in a relative free-fall for the better part of three years. It will take time for confidence to be restored in the gold market.

     Longer term, however, the picture may be getting brighter. Global growth should start to ignite some moderate inflation fears later this year. In addition , the Asian recovery should serve to increase the demand for physical gold. Finally, a contrary indicator is a recent cover of Fortune Magazine with the word "eMoney" in bold text as if this is the moment when the world rejects the glittering currency of the past and replaces it with the new (and more economically correct) instantaneous version of currency along the wire.

     Gold is not an investment built for the short-term gratification of e-commerce. However, experience tells us great investments, whether they be stocks, real estate, or gold, unfold over long periods of time and normally through periods of negative news stories.

Market Outlook

     As the summer of 1999 ends, rising interest rates have begun to cast a shadow on the bull market. Rates are being pushed up by fear of rising inflation. While inflation is currently benign (even with unemployment at its lowest level in 29 years), there is a lingering fear on the part of investors as well as the Fed that wage increases are about to escalate with resulting inflationary pressure. Further, the belief is that there is too much speculation in stocks and real estate. This opts for further Fed rate increases. The goal of monetary policy is to maximize sustainable growth and prosperity and the first priority is to do no harm. Accordingly, the Fed has to be particularly alert to those economic influences that pose a risk to maximum sustainable growth. However, in perspective, it is well to remember that the Fed cut rates last year in response to the world financial crisis. Now the Fed seems to be intent on bringing rates back to normal (i.e. where they were before the market crash in early July 1998). More perspective: rate hikes, while they are badly received initially by the market, are really positive signs long-term. They indicate that steps are being taken that will ultimately strengthen the economy. The danger is that if the Fed tightens too much, it could shake the market and threaten worldwide growth as in 1997 and 1998. Likewise, if it does too little, inflation may heat up. Our view is that the Fed will do less rather than more.

     Another "plus" is the Y2K problem. To date, this has been considered a "minus" but perversely, all this worrying about the impact of the year 2000 on our computer systems and the economy has served to moderate and in some cases depress, profits in various sectors of our economy. Once the millennium is passed, spending on Y2K will soon end, which will free up corporate resources for spending on more productive technology and thus improve profitability. Additionally, the drag on earnings from Y2K costs that are being expensed will end thus boosting profits in the first and second quarters of 2000.

     Obviously, stocks always carry risks and some of the risks are well known and advertised: for example corporate profits could stagnate instead of grow. This would reduce capital spending, cause dollar weakness, and affect the stock market. Any prolonged weakness in the stock market could impact the consumer's sense of well being. Since consumer spending accounts for about two-thirds of the U.S. economy, the effect could be significant.

     In summary, based on our expectation for rising corporate profits, historically low interest rates (despite the recent run-up) and lower inflation, we continue to be positive about the stock market. Much of this forecast is based on consumer spending which, while slowing slightly in the months ahead (reflecting the impact of higher interest rates on the economy), will not slow enough to put the economy at risk for a recession.

                        Performance Comparison

Assuming a $10,000 initial investment, the following graph compares the Fund's total returns to the performance of the Philadelphia
Exchange Gold and Silver Index since the Fund began operating on March 7, 1994. Please remember that past performance does not necessarily reflect how the Fund may perform in the future.

                         Gold Fund          Philadelphia
                                          Exchange Gold and
                                           Silver Index

           3/7/94         $10,000             $10,000
          6/30/94         $9,520               $9,560
          6/30/95         $9,890               $9,970
          6/30/96         $9,930              $10,266
          6/30/97         $7,020               $7,914
          6/30/98         $4,660               $5,937
          6/30/99         $4,000               $5,540



           Average Annual Total Returns as of June 30, 1999

                      One Year               (14.16)%
                      Since Inception        (15.83)%



                        SHAREHOLDER INFORMATION

How to Invest In the Fund

Facts To Know Before You Invest:

The Gold Fund does not accept purchase orders for new shares, nor are Gold Fund shares available through the Trust's exchange privilege. Trust shareholders may continue to exchange their Gold Fund shares for shares of other Rushmore Funds, including shares of the other three Funds in the Cappiello-Rushmore Trust, in accordance with the terms of the Trust's exchange privilege.


     -    The minimum initial investment in is $2,500
     -    Retirement accounts may be opened with a $500 minimum investment
     -    There are no minimum amounts for subsequent investments
     -    There are no sales charges
     -    The Funds reserve the right to reject any purchase order
     - All shares are electronically recorded; the Fund will not issue certificate
     - A $10 fee may be charged for items returned for insufficient or uncollectible funds

Purchasing Shares:

  By Mail
  Complete an application and make a check payable to "Cappiello-
  Rushmore Trust." Send your completed and signed application and check drawn on a U.S. bank to:

       Cappiello-Rushmore Trust
       4922 Fairmont Avenue
       Bethesda, Maryland  208l4

  By Bank Wire
  Speak to the branch manager of your bank. Request a transfer of federal funds to Rushmore Trust and Savings, FSB, instructing your bank to wire transfer the money before 4:00 P.M., Eastern
  Time, to:

      Rushmore Trust and Savings, FSB
      Bethesda, Maryland
      Routing # 0550-71084

  Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

  After instructing your bank to transfer federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern Time, and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. Remember that it is important to complete the wire transfer before 4:00 P.M., Eastern Time.

  Invest Through Brokers
  You may also invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. When an authorized third party, such as those mentioned, accepts an order, the Fund will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Fund's net asset values next computed after acceptance. Such third parties who process orders may charge a fee for their services. Certain third party organizations may receive compensation from the Fund, the Fund's transfer agent, or the Fund's Adviser for the shareholder services they provide.


                     How To Redeem Your Investment

  Redeem By Telephone
  Contact Shareholder Services at (800) 622-1386 between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

  For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.


  By Mail or Fax

     Mail your instructions for             Fax your instructions for
     redemption to:                         redemption to:

     Rushmore Trust and Savings, FSB        (301) 657-1520
     4922 Fairmont Avenue                   Attn:  Shareholder Services
     Bethesda, MD  20814
     Attn:  Shareholder Services


   Include the following information in your redemption request:

   -    the name of the Fund and account number you are redeeming from
   -    your name(s) and address as it appears on your account
   -    the dollar amount or number of shares you wish to redeem
   -    your signature(s) as it appears on your account
   -    a daytime telephone number


Additional Information You Should Know When You Redeem:

   -    There are no fees charged for redemptions.

   - You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

   - If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

   - Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

   - If your monthly Fund account balance averages $500 or less you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to redeem involuntarily those accounts which fall below $500 after providing 60 days written notice.

   - The right of redemption may be suspended, or the date of payment postponed, during the following periods: (a) periods during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's investors.


                 ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares

The Trust is comprised of four separate Cappiello-Rushmore Funds, three of which, the Utility Income, Growth, and Emerging Growth Funds, are described in this Prospectus. The fourth Cappiello-Rushmore Fund, the Gold Fund, is described in a separate prospectus.


You may exchange shares of one Cappiello-Rushmore Fund, without cost, for shares of another Cappiello-Rushmore Fund (excluding the Cappiello-Rushmore Gold Fund), or may choose to exchange, without cost, Cappiello-Rushmore Fund shares for shares of any of the following Rushmore Funds: Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., or American Gas Index Fund, Inc. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Funds may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.


Pricing of Fund Shares

The price of the Fund's shares on any given day is the Fund's net asset value per share. This figure is computed by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined as of 4:00 P.M., Eastern Time, on days when the New York Stock Exchange is open for business. Orders accepted by the Fund directly or by an authorized third party will be priced at the Fund's net asset values next computed after orders are received. This means that if you place a purchase or redemption order after 4:00 P.M., Eastern Time, this order will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

The Fund values its portfolio securities based on the market value of these securities. Each security held by the Fund, and which is listed on a securities exchange, is valued at the last quoted sale price on the New York Stock Exchange and other major exchanges for a given day. Price information on each listed security is taken from the exchange where the security is primarily traded. Over-the-counter securities are valued at their last sales price. Options and futures contracts are valued at the last sales price as of the close of trading on the applicable exchanges. Gold and other precious metals are valued daily at fair market value, based upon price quotations in common use. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available (including any restricted securities) are valued at fair value in good faith by the Board of Trustees or at the direction of the Trustees.

If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, then the net asset value of the Fund's shares may change on days when shareholders of the Fund will not be able to purchase or redeem the Fund's shares.

Dividends and Distributions

All dividends and capital gain distributions of the Fund will be reinvested in additional Fund shares (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions.

Although the timing and amount of all dividends and distributions are subject to the discretion of the Board of Trustees, the Fund intends to distribute all net investment income and net capital gains annually in December.


   "Undeliverable" or "Uncashed" Dividend Checks
   If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


Tax Consequences of Investing In the Fund

Taxability of Distributions
The Fund intends to meet the requirements for being a tax-qualified regulated investment company. As long as the Fund meets these requirements, the Fund pays no federal income tax on the earnings distributed to shareholders. The Fund intends to distribute all of its earnings to its shareholders. Dividends and capital gains distributions you receive, whether reinvested or taken as cash, are generally considered taxable to you as ordinary income or as capital gains income. The Fund expects that its distributions to shareholders, as a result of the Fund's investment objective and strategies, will consist primarily of dividends on ordinary income or capital gains. The Form 1099 that is mailed to you each January details your dividends and their federal tax category. You should verify your tax liability with your tax professional.

Taxability of Transactions
Any time you sell or exchange shares of the Fund, this transaction is considered a taxable event for you. For example, if you exchange shares of the Gold Fund for shares of another Cappiello-Rushmore Fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.


            MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE

Investment Adviser

              McCullough, Andrews & Cappiello, Inc.
         Main Office                   East Coast Office
         Suite 4250                    Suite 250
         101 California Street         10751 Falls Road
         San Francisco, CA  94111      Lutherville, MD  21093

McCullough, Andrews & Cappiello, Inc. (the "Adviser") has served as the Fund's investment adviser since its inception on March 7, 1994. For the advisory services performed, the Adviser received 0.70% of the average net assets of the Fund for the fiscal year ended June 30, 1999.

Portfolio Managers
Frank A. Cappiello and Robert F. McCullough, C.P.A., manage the Fund. Mr. McCullough is Chairman of the Board of the Adviser and Mr.
Cappiello is President. Both have been in the investment business for more than thirty years.

Mr. McCullough is a graduate of Santa Clara University and is a member of the American Institute of CPAs and the California Society of CPAs.

Mr. Cappiello is a graduate of the University of Notre Dame (A.B.) and Harvard University (M.B.A.) He is past President of the Baltimore Security Analysts Society and former Trustee of the Maryland State Retirement Systems.

Year 2000 Preparations

The day-to-day operations of the Trust are dependent upon the Trust's service providers, principally the Adviser, Money Management Associates, Rushmore Trust and Savings, FSB, and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Trust, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have evaluated the impact that the year 2000 issue may have on the computer systems that they utilize and have made appropriate modifications to these systems in order to prepare for the year 2000. The Servicers worked with their outside vendors, and other persons whose systems are linked to those of the Trust and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of the systems remediation was not paid directly by
the Trust.   Inadequate remediation could have an adverse effect on
the Trust's operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Trust at current levels.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since it commenced operations in 1994. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Gold Fund


                                                                          For the Years Ended June 30,
                                                     ---------------------------------------------------------------------
                                                        1999            1998            1997         1996          1995
Net Asset Value-Beginning of Year                    $   4.66        $   7.02       $    9.93     $   9.89      $   9.52
                                                     ----------      ----------     -----------   ---------     ----------
  Income from Investment Operations:
    Net Investment Loss                                 (0.05)          (0.05)          (0.08)       (0.06)        (0.05)
    Net Realized and Unrealized Gain
      (Loss) on Securities                              (0.47)          (2.31)          (2.83)        0.10          0.42
                                                     ----------      ----------     -----------   ---------     ----------
      Total from Investment Operations                  (0.48)          (2.36)          (2.91)        0.04          0.37
                                                     ----------      ----------     -----------   ---------     ----------
  Total Distributions to Shareholders                       -               -               -            -             -
                                                     ----------      ----------     -----------   ---------     ----------
  Net Asset Value-End of Year                        $   9.52        $   4.66       $    7.02     $   9.93      $   9.89

Total Investment Return                                 (4.80)%A       (33.62)%        (29.31)%       0.40 %        3.89 %

Ratios and Supplemental Data:
  Net Assets-End of Year
     (000s omitted)                                  $  6,395        $  2,187       $   3,409     $  6,122      $  6,796
  Ratio of Expenses to Average Net Assets                1.68 %B         1.70 %          1.70 %       1.70 %        1.70 %
  Ratio of Net Loss to Average Net Assets               (0.25)%B        (0.74)%         (0.76)%      (0.59)%       (0.51)%
  Portfolio Turnover Rate                               22.85 %         56.49 %        108.47 %      59.06 %       51.23 %

A     Total Investment Return for periods of less than one year are not annualized.
B     Annualized.


In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request       Description
Statement of Additional                  A document that includes
Information                              additional information about
                                         the Fund.

Annual and Semiannual Reports            Reports that contain
                                         information about the Fund's
                                         investments.  These reports
                                         also discuss the market
                                         conditions and investment
                                         strategies that significantly
                                         affected the Fund's
                                         performance during its last
                                         fiscal year.


There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact the Cappiello-Rushmore Trust directly by telephone, at 1-800-343-3355, or visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Trust's offices, at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D. C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D. C. 20549.


     Cappiello-Rushmore Trust Investment Company Act File No. 811-6601

                                PART B

                       CAPPIELLO-RUSHMORE TRUST

                          Utility Income Fund
                              Growth Fund
                         Emerging Growth Fund
                               Gold Fund

            4922 Fairmont Avenue, Bethesda, Maryland  20814
                            (800) 343-3355
                            (301) 657-1500



                  STATEMENT OF ADDITIONAL INFORMATION
                           November 1, 1999


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Trust's Prospectuses, each dated November 1, 1999. Copies of the Prospectuses may be obtained without charge by writing or telephoning the Trust at the above address or telephone numbers.

The audited financial statements of the Trust, for the Trust's fiscal year ended June 30, 1999, are included in the Trust's 1999 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Trust's 1999 Annual Report are available, without charge, by request by writing or telephoning the Trust at the above address or telephone numbers.

                           TABLE OF CONTENTS


                                                                   Page in
                                                                   Utility
                                     Page in                     Income Fund,
                                  Statement of     Page in       Growth Fund,
                                   Additional     Gold Fund      and Emerging
                                   Information   Prospectus       Growth Fund
                                                                  Prospectus

Trust Description, Investments,         3             3               3
and Risks

Investment Policies                     3             6               8

Investment Limitations                  8             6               8

Management of the Trust                10            18              24

Control Persons and Principal          12             -               -
Holders of Securities

Investment Advisory and Other          13            18              24
Services

Brokerage Allocation and Portfolio     14             -               -
Transactions

Taxation of the Funds                  15            17              24

Calculation of Performance Data        15             -               -

Financial Statements                   17            20             26-28

Trust Description, Investments, and Risks

The Cappiello-Rushmore Trust is an open-end, management investment company organized as a business trust under the laws of Delaware on March 12, 1992. The following are the investment strategies and risks associated with investing in the four Cappiello-Rushmore Funds (collectively, the "Funds"), each of which Funds is diversified under the Investment Company Act of 1940: the Utility Income Fund, the Growth Fund, the Emerging Growth Fund, and the Gold Fund.


Investment Policies

Repurchase Agreements

  What is a Repurchase Agreement?
  A repurchase agreement is an agreement where a Fund acquires a money market instrument from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next
  business day).   Essentially, a repurchase agreement may be
  considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

  Why Would a Fund Use Repurchase Agreements?
  Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers: (i) for defensive purposes due to market conditions; or (ii) to generate income from a Fund's excess cash balances.

  The Board of Trustees will monitor each Fund's repurchase agreement transactions and will review the creditworthiness of any party to a repurchase agreement with the Funds. No more than an aggregate of 10% of a Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days.

  Risks of Repurchase Agreements
  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.

Lending of Securities
Each Fund may lend its securities to qualified institutional investors (i.e., brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations.

  Why Would a Fund Lend Its Securities?
  By lending its portfolio securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


  To lend securities, the following requirements must be met:

          1. the borrower must pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the federal government having at least equal the value of the securities loaned;

          2.   the borrower must add to the collateral
               whenever the price of the securities loaned rises;

          3. the Fund must be able to terminate the loan at any time; and

          4. the Fund should receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in the market value of the loaned securities.

  Risks of Lending
  A Fund will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's Board of Trustees. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

Investment in Foreign Securities
The Utility Income, Growth, and Emerging Growth Funds may invest up to 20% of their total assets in securities of foreign issuers which are traded on a recognized U.S. securities exchange or in dollar-denominated American Depository Receipts ("ADRs").

The Gold Fund has no limit on investment in securities of foreign issuers, but may not invest more than 20% of its total assets in such securities not traded on a recognized U.S. securities exchange or in dollar-denominated ADRs.

  Risks of Investing In Foreign Issuers
  Investing in foreign companies involves risks not typically associated with investing in U.S. companies, including the following risks:

     1. There is generally less publicly-available information about foreign companies compared to reports and ratings that are published about issuers in the United States.

     2. Foreign issuers also are not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States issuers.

     3. Foreign securities markets are generally not as developed or as efficient as those in the United States. While growing in volume, these markets usually have substantially less volume than the New York Stock
          Exchange.

     4. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers.

     5. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions.

     6. There is generally less government supervision and regulation of securities exchanges, brokers, and listed issuers than in the United States.

     7. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect U.S. investment in those countries.

     8. Individual foreign economies may differ favorable or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     9. The dividends and interest payable in certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of taxes paid by each of the Funds.

Options Transactions

  Purchasing Call and Put Options
  The Growth Fund and Utility Income Fund may purchase call options to protect against anticipated increases in the prices of securities each Fund wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of money will purchase call options covering a much larger quantity of this security than could be purchased directly.

  By purchasing call options, these Funds could benefit from any significant increase in the price of the underlying security to a greater extent then if the Funds invested the same amount in the security directly. However, because of the extremely high volatility of option premiums, there is a significant risk of losing the entire premium if the price of the underlying security does not rise sufficiently, or if this price does not rise before the option expires.

  Conversely, put options could be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Fund's assets generally.
  Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security. A corresponding increase of put options for capital risk appreciation involves the same significant risk of loss as described above for call options.

  In any case, the purchase of options for capital appreciation would increase a Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

  The Trust does not intend to invest more than 5% of the assets of any Fund in purchasing put or call options.

  Writing Call and Put Options
  The Growth Fund, the Utility Income Fund, and the Gold Fund may write covered call options and secured put options (the Emerging Growth Fund will not engage in any option transactions).

  By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.

  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. The Fund will be considered secured in respect to put options the Fund writes if the Fund maintains on deposit with its custodian bank liquid high-quality debt securities having a value equal to the exercise value of the option.

  During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at the time the seller effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the option previously sold.

  Once an option has been exercised, the writer of the option may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

  Why Do The Funds Use Call and Put Options?
  The principal reason for writing call options on stocks held by the Growth Fund, the Utility Income Fund, and the Gold Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline.

  Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price (even though the security may fall below the exercise price) at any time during the option period.

  If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security.

Futures Contracts on Metals and Related Options - Gold Fund

  Why Would the Gold Fund Purchase Futures Contracts on Metals and Related Options?
  The Gold Fund may enter into a metals futures contract or a related option in order to profit from fluctuations in the price of a metal without necessarily buying or selling the metal or other portfolio assets. For example, if the Fund expects gold prices to increase, the Fund might purchase gold futures contracts in anticipation of the future purchase of gold or gold-related securities. Such a purchase would have much the same effect as the Fund actually buying gold. If gold prices increase as anticipated, the value of the gold futures contracts would increase at approximately the same rate.

  How Are The Contracts Purchased?
  No consideration is paid or received by the Gold Fund upon the purchase of a metals futures contract. Initially, the Fund will be required to deposit with a broker an "initial margin" amount in cash equivalents, such as U.S. Government securities or high-grade debt obligations. This initial margin amount is subject to change by the exchange on which the contract is traded and brokers may require a higher amount. The initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming that all of the Fund's contractual obligations have been satisfied. Subsequent payments to and from the broker (known as "maintenance margin") will be made daily as the price of the commodity underlying the futures contract fluctuates, making the Fund's positions in the futures contract more or less valuable. This process is known as "marking-to-market." Because the value of an option on a futures contract is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract. However, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Gold Fund to substantial losses. In this event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of maintenance margin, and an increase, if any, in the value of the portion of the portfolio being protected may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the assets being protected will, in fact, correlate with the price movements in a futures contract or option, and provide an offset to losses as intended.

  If the Gold Fund's investment adviser wants to protect the Fund against the possibility of a change in the price of the commodity adversely affecting the value of the Fund's assets, and prices move in a direction opposite to that which was anticipated, the Fund will probably lose part or all of the benefit of the increased value of the assets hedged because of offsetting losses in the Fund's futures positions. In addition, in such a situation, if the Fund has insufficient cash, the Fund might have to sell assets to meet daily maintenance margin requirements at a time when it would be disadvantageous for the Fund to do so. These sales of assets could be at increased prices which reflect the change in the value of the underlying commodity.

  Risks of Engaging In Metals Futures Contracts and Related Options There are several risks in connection with the use of metals futures contracts and related options. Successful use of futures contracts and related options by the Gold Fund is subject to the ability of the Fund's investment adviser to correctly predict movements in the price of the commodity and other factors affecting markets for the commodity. These predictions involve skills and techniques that are different from those generally involved in the management of the Fund. In addition, there can be no assurance that there will be a correlation between movements in the price of futures contracts or an option on a futures contract and movements in the price of the underlying assets.

  At any time prior to the expiration of a futures contract or an option on a futures contract, the Gold Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which the futures contracts and related options were entered into (or through a linked exchange). Although the Gold Fund intends to purchase futures contracts and related options only if there is an active market for the contracts or the related options, there is no assurance that an active market will exist for the contracts or the related options at any particular time. Most futures exchanges limit the amount of fluctuation that is permitted in futures contract prices during a single trading day.

High Yield Securities
Each of the Growth Fund and the Emerging Growth Fund may invest up to 5% of its total assets in "high-yield" securities. As described below, high-yield securities are below investment-grade corporate bonds, commonly known as "junk bonds," and which are subject to greater risks, including default risks, than those found in higher-rated securities.

The high-yield corporate bonds primarily purchased by a Fund will be rated in below investment-grade categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") ("Ba" or lower by Moody's, "BB" or lower by Standard and Poor's). Neither Fund invests in securities rated lower than "Caa" by Moody's or "CCC" by Standard & Poor's; these ratings are applied to issues which are predominantly speculative and may be in default or as to which there may be present elements of danger with respect to principal and/or interest. Neither Fund invests in issues which are in default. A Fund may invest in unrated securities when the Fund's investment adviser believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Fund rated in below investment-grade categories by Moody's or Standard & Poor's (between "Ba" and "Caa" ratings by Moody's and between "BB" and "CCC" ratings by Standard & Poor's). If the investment rating of a high-yield corporate security in which a Fund is invested is downgraded to below "Caa" by Moody's or "CCC" by Standard & Poor's, the Fund will sell the downgraded security as soon as practicable and when the Fund's investment adviser considers it desirable to do so. See Appendix A to this Statement of Additional Information for a specific description of each corporate bond rating category.

The high-yield securities in which a Fund invests offer a wide range of maturities (from less than one year to thirty years) and yields. These securities include short-term bonds or notes (maturing in less than three years), intermediate-term bonds or notes (maturing in three to ten years), and long-term bonds (maturing in more than ten years). While there are no limitations on the average maturity of the securities held by the Fund, the Fund's average portfolio maturity will ordinarily be six years.

Both credit and market risks are increased by the Fund's investment in debt securities rated below the top four grades by Standard & Poor's or Moody's and comparable unrated debt securities. Below investment-grade bonds by Moody's (categories "Ba," "B," "Caa") are of poorer quality and may have speculative characteristics. Bonds rated "Caa" may be in default or there may be present elements of danger with respect to principal or interest. Below investment-grade bonds rated by Standard & Poor's (categories "BB," "B," "CCC") include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; "BB" indicates the lowest degree of speculation and "CCC" indicates a high degree of speculation. While these bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To the extent that a Fund invests in high-yield securities, the share price and yield of the Fund may be expected to fluctuate more than in the case of mutual funds that invest in higher-quality, shorter-term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of below investment-grade securities experiencing increased financial stress, which could adversely affect their ability to service their principal, interest, and dividend obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that, while the market for high-yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high-yield corporate debt securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment by a Fund in a defaulted security may adversely affect the Fund's net asset value. Finally, the secondary market for high-yield securities may be less liquid than the market for higher-quality securities. The reduced liquidity of the secondary market for high-yield securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

Investment Limitations

The following policies cannot be changed without approval of the holders of a majority of the outstanding shares of each Fund.

Each Fund may not, under any circumstances:

  1. change its investment objective;

  2. lend money to any person, except: (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors; and (ii) as provided under "Lending of Securities;"

  3. purchase securities on margin or sell securities short except that a Fund may sell short against the box;

  4. borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the total assets of a Fund, taken at market value;

  5. issue senior securities or mortgage, pledge, hypothecate, or otherwise encumber its assets, except: (i) insofar as any Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction (4), above;
     (ii) that the Fund may issue senior securities in connection with foreign currency exchange transactions and transactions in options, futures, options on futures, and other similar investments; and (iii) as otherwise permitted herein;

  6. underwrite the securities of other issuers;

  7. invest for the purpose of controlling management of any company;

  8. invest its assets in securities of other investment companies except by purchase in the open market involving only customary broker's commission or as part of a merger, consolidation, reorganization, or purchase of assets approved by the portfolio's shareholders; or

  9. invest in commodities or purchase real estate, although a Fund may purchase securities of companies which deal in real estate or interest therein, except that this shall not prevent the Gold Fund from (i) trading in futures contracts and options on futures contracts or (ii) investing in precious metals and precious minerals.

In addition, the Growth and Emerging Growth Funds will not concentrate in any particular industry. As disclosed in the Trust's Prospectuses, the Utilities Income Fund may concentrate in the public utilities industry and the Gold Fund may concentrate in the gold and precious metals-related industry.

The following restrictions are not fundamental and may be changed by the Board of Trustees -- each Fund may not:

  1. purchase more than 10% of the outstanding voting securities of any company;

  2. purchase or retain securities of an issuer if those officers and Trustees of the Trust owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  3. invest more than 5% of total assets in securities of companies which have (with predecessor) a record of less than three years' continuous operation;

  4. invest in oil, gas, or mineral leases or exploration or development programs;

  5. purchase or acquire the security of another investment company if immediately after such purchase or acquisition more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund, unless this purchase or acquisition is otherwise permitted under the Investment Company Act of 1940;

  6. invest more than 5% of the value of the Fund's net assets in warrants valued at lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange;

  7. purchase restricted securities if the value of the Fund's aggregate investment will exceed 10% of the Fund's total assets; or

  8. purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

The above-mentioned investment limitations are considered at the time investment securities are purchased. If a percentage restriction is adhered to by a Fund at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Fund's total assets resulting from a change in these values or assets will not constitute a violation of the percentage restriction.

Management of the Trust

The Trust is governed by a Board of Trustees. The Trustees are responsible for overseeing the management of the Trust's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Trustees approve and review the Trust's contracts and other arrangements and monitor Fund performance and operations. The names and addresses of the Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years are set forth below.


--------------------------------------------------------------------------------------------------------
Name, Age, Address                     Position Held                Principal Occupation(s)
                                         With Trust                   During Past 5 Years
--------------------------------------------------------------------------------------------------------
Frank A. Cappiello*, 73              Chairman of the     President of McCullough, Andrews &
Greenspring Station                  Board and Trustee   Cappiello, Inc., the Trust's investment
Suite 250                                                adviser, since 1983.
10751 Falls Road
Lutherville, MD  21093


Daniel L. O'Connor*, 57              President,          General Partner of Money Management
100 Lakeshore Drive, Suite 1555      Treasurer, and      Associates, registered investment adviser of
North Palm Beach, FL  33408          Trustee             the Rushmore Funds, since 1975.  Director,
                                                         Rushmore Trust and Savings, FSB, the Trust's
                                                         transfer agent and custodian.  Director of
                                                         four Rushmore Fund Boards.


Peter J. DeAngelis, 63               Trustee             President of PDA Associates, Inc., a
P.O. Box 284                                             financial consulting and investment firm,
Ironia, NJ  07945                                        since 1974; President of Dow Beaters, Inc.,
                                                         a registered investment advisor, since 1977.

Bruce C. Ellis,** 54                 Trustee             A private investor in start-up companies.
7108 Heathwood Court                                     Vice President, LottoPhone, Inc., a
Bethesda, MD  20817                                      telephone state lottery service, September
                                                         1991-1995.  Director, The Torray Fund, since
                                                         1994; Director, the Sheppard Fund, since
                                                         1994; Director of three Rushmore Fund
                                                         Boards.

Jeffrey R. Ellis,** 54               Trustee             Executive Vice President, Buddy Systems,
513 Kerry Lane                                           Inc., a manufacturing-marketing company,
Virginia Beach, VA  23451                                Virginia Beach, Virginia, since January,
                                                         1996; Vice President, LottoPhone, Inc., a
                                                         telephone state lottery service, September
                                                         1993-1995.  Director of three Rushmore Fund
                                                         Boards.

Dr. Peter B. Petersen, 67            Trustee             Professor of Management and Organization
Johns Hopkins University Division                        Theory, Johns Hopkins University since 1979.
of Business and Management
201 North Charles Street
Baltimore, MD 21201-4114

Robert F. McCullough, CPA*, 67       Vice President      Chairman of McCullough, Andrews & Cappiello,
101 California Street                                    Inc., the Trust's investment adviser, since
San Francisco, CA  94111                                 1983.

Timothy N. Coakley, CPA*, 31         Vice President      Chief Financial Officer and Treasurer,
4922 Fairmont Avenue                                     Rushmore Trust and Savings, FSB, since 1995.
Bethesda, MD  20814                                      Vice President of four Rushmore Funds and
                                                         the Cappiello-Rushmore Trust (collectively,
                                                         the "Funds").  Controller of the Funds, 1995-
                                                         1997.  Formerly Audit Manager, Deloitte &
                                                         Touche LLP until 1994.

Edward J. Karpowicz, CPA*, 36        Controller          Vice President of Rushmore Trust and
4922 Fairmont Avenue                                     Savings, FSB, since 1997.  Controller of the
Bethesda, MD  20814                                      Funds.  Treasurer, Bankers Finance
                                                         Investment Management Corp., August 1993 to
                                                         June 1997.  Senior Accountant, Ernst &
                                                         Young, September 1989 to February 1993.

Stephenie E. Adams*, 30              Secretary           Secretary of three Rushmore Funds and the
4922 Fairmont Avenue                                     Cappiello-Rushmore Trust.  Assistant
Bethesda, MD  20814                                      Secretary of one Rushmore Fund.  Manager,
                                                         Fund Administration and Marketing, Rushmore
                                                         Services, Inc., from July 1994 to Present.

*    Indicates an "interested" person.  An interested person has any one of several close business or family ties to the Trust, the Trust's investment adviser, or an affiliated company of the Trust.

**   Bruce C. Ellis and Jeffrey R. Ellis are brothers.



The aggregate compensation paid to each of the Trustees of the Trust serving during the fiscal year ended June 30, 1999, is set forth in the table below:



                                                                                        Total
                                                                                    Compensation
                                                     Pension or       Estimated        Paid to
                                                     Retirement        Annual       Trustees for
                                                  Benefits Accrued    Benefits     Services to the
     Name of Person                   Aggregate      as Part of         Upon        Fund and Fund
       & Position                   Compensation  Trust's Expenses   Retirement        Complex

Frank A. Cappiello,*
Chairman of the Board of Trustees        $0              $0              $0              $0

Daniel L. O'Connor,*
President, Treasurer, and Trustee        $0              $0              $0              $0

Peter J. DeAngelis,
Trustee                                $2,000            $0              $0            $2,000

Bruce C. Ellis,
Trustee                                $2,000            $0              $0            $2,000

Jeffrey R. Ellis,
Trustee                                $2,000            $0              $0            $2,000

Dr. Peter B. Peterson,
Trustee                                $2,000            $0              $0            $2,000


      * Indicates an "interested" person. An interested person has any one of several close business or family ties to the Trust, the Trust's adviser, or an affiliated company of the Trust.


Control Persons and Principal Holders of Securities

As of October 4, 1999, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.




-------------------------------------------------------------------------------------------------
Fund                        Shares            Controlling Party or                     % Owned
                         Outstanding     Principal Holder of Securities
                                                   Address
-------------------------------------------------------------------------------------------------

Utility Income Fund                     Charles Schwab & Co., Inc.                    37.708% 1/
                                        101 California Street
                                        San Francisco, CA  94101

                                        National Financial Services Corporation       11.571% 1/
                                        82 Devonshire Street
                                        Boston, MA  02109

Growth Fund                             Charles Schwab & Co., Inc.                    20.937% 1/
                                        101 California Street
                                        San Francisco, CA  94101

                                        National Financial Services Corporation       5.103% 1/
                                        82 Devonshire Street
                                        Boston, MA  02109

Emerging Growth Fund                    Charles Schwab & Co., Inc.                    30.816% 1/
                                        101 California Street
                                        San Francisco, CA  94101


Gold Fund                               Charles Schwab & Co., Inc.                    15.497% 1/
                                        101 California Street
                                        San Francisco, CA  94101

                                        National Financial Services Corporation        9.257%1/
                                        82 Devonshire Street
                                        Boston, MA  02109

                                        Harold H. Cleaveland, Jr.                      8.971%2/
                                        3435 Westheimer Street
                                        Houston, TX  77027

                                        Joe H. Ward, Jr.                               6.410%2/
                                        Keogh Profit Sharing Account
                                        2639 Mann Court
                                        Falls Church, VA  22046

                                        Rushmore Trust and Savings, FSB                6.316%1/
                                        Profit Sharing Account
                                        4922 Fairmont Avenue
                                        Bethesda, MD  20814



1/  Record owner only.
2/  Beneficial owner only.


As of the date of this Statement of Additional Information, the Officers and Trustees of the Trust, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of each Fund.

Investment Advisory and Other Services

Investment Adviser
The four Funds of the Trust receive investment advisory services from McCullough, Andrews & Cappiello, Inc. (the "Adviser"), whose principal location is 101 California Street, Suite 4250, San Francisco, California 94111, and who has an office at Greenspring Station, Suite 250, 10751 Falls Road, Lutherville, Maryland 21093. Pursuant to the investment advisory contract between the Trust and the Adviser, the Growth Fund and the Emerging Growth Fund each pays the Adviser an investment advisory fee at an annual rate of 0.50% of the net assets of the respective Fund; the Utility Income Fund pays the Adviser an investment advisory fee at an annual rate of 0.35% of the net assets of that Fund; and the Gold Fund pays the Adviser an investment advisory fee at an annual rate of 0.70% of the net assets of that Fund. The Adviser manages the investment and reinvestment of the assets of each Fund in accordance with that Fund's investment objective, policies, and limitations, subject to the general supervision and control of the Trust's Officers and the Board of Trustees. The Adviser bears all costs associated with providing these services. For the fiscal years ended June 30, 1999, 1998, and 1997, the Funds paid the following investment advisory fees to the Adviser:

                             1999         1998         1997

     Utility Income Fund     $30,479    $  34,737    $  38,223
     Growth Fund             $97,413    $ 130,057    $ 129,484
     Emerging Growth Fund    $63,027    $ 100,453    $ 151,476
     Gold Fund               $12,055    $  20,816    $  34,904



The Adviser is owned by two principals: Robert F. McCullough, C.P.A. and Frank A. Cappiello. Former principal David H. Andrews is retired. In addition to providing investment advisory services to the Trust, the Adviser also manages investment portfolios for employee retirement plans, charitable foundations, endowments, taxable corporations, and individuals.


Administrator

The Trust has contracted with Money Management Associates (the "Administrator"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, to provide administrative services to the Trust.
Under the administrative services agreement between the Trust and the Administrator, each of the Growth Fund, the Emerging Growth Fund, and the Gold Fund pays the Administrator a fee at an annual rate of 1.00% of the daily net assets of these respective Funds, and the Utility Income Fund pays the Administrator a fee at an annual rate of 0.70% of the daily net assets of that Fund. The Administrator is responsible for all costs of the Funds except for the investment advisory fee, extraordinary legal expenses, and interest. Specifically, the Administrator pays costs of registration of the Trust and the Fund shares with the Securities and Exchange Commission (the "SEC") and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, costs of maintenance of business trust existence, preparation of prospectuses, including printing and distribution to existing and potential shareholders, shareholder reports, shareholder meetings, and portfolio pricing services, and all costs incurred in providing the custodial services.


For the fiscal years ended June 30, 1999, 1998, and 1997, the Trust paid the following administrative services fees to the Administrator:

                                1999           1998         1997

     Utility Income Fund       $  60,959    $  69,475   $  76,447
     Growth Fund               $ 194,827    $ 260,115   $ 258,968
     Emerging Growth Fund      $ 126,053    $ 200,907   $ 302,952
     Gold Fund                 $  17,228    $  29,737   $  49,863


Under a subcontractual agreement, the Administrator has engaged Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-held subsidiary of the Administrator, to provide transfer agency, dividend disbursing, and other shareholder services to the Trust. Under a separate subcontractual agreement, the Administrator also has engaged Rushmore Services, Inc. ("RSI"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a wholly-owned subsidiary of the Administrator, to provide administrative services to the Funds.

On October 20, 1999, MMA and RTS reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals.

Custodian and Independent Public Accountant
RTS is the Trust's custodian and is responsible for safeguarding and controlling the Trust's cash and securities, handling the securities, and collecting interest on the Funds' investments.

Independent certified public accountants, Deloitte & Touche LLP, 1750 Tysons Boulevard, McLean, Virginia, are responsible for auditing the annual financial statements of the Trust.

Brokerage Allocation and Portfolio Transactions

Orders placed for the Funds are either agency transactions with a negotiated commission or principal transactions at a net transaction price. Underwritings have a fixed commission.

The Adviser is responsible for placing all orders for the purchase and sale of portfolio securities for the Funds. The Adviser, in effecting purchases and sales for the Funds, seeks out the best price and market for the execution of each order. The Adviser has no formula for the distribution of the brokerage business, and the Adviser's intention is to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds. The cost of securities transactions for the Funds will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from issuer. For securities traded primarily in the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. These dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity, and financial condition of the broker-dealer, the size of the transaction, and the difficulty of execution. Consideration of these factors by the Adviser, either in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and any other accounts managed by the Adviser, could result in a Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, the Adviser also will give consideration to the value and quality of any research, statistical, quotation, or valuation services provided by the broker or dealer. In placing a purchase or sale order, the Adviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Adviser determines in good faith that the amount of higher commission is reasonable in relation to the value of the brokerage and research services provided by this broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and any other accounts managed by the Adviser. Brokerage and research services provided by brokers and dealers to the Adviser (in addition to the Adviser's own research efforts) include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers of sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, as well as technical market commentary, economic commentary and forecasts, and additional company research. When placing orders for a Fund, the Adviser is not authorized to pay a commission in excess of that which another broker might have charged for doing the same transactions solely on account of the receipt of research services. A higher-cost broker-dealer will not be selected, however, solely on the basis of sale volume, but rather will be selected in accordance with the criteria set forth above.

To the extent research services are used by the Adviser in rendering investment advice to the Funds, these services would tend to reduce the Adviser's expenses. The Adviser, however, does not believe that an exact dollar value can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Funds will be available and utilized also for the benefit of other portfolios managed by the Adviser. Similarly, orders for the Adviser's non-Fund accounts may result in research utilized by the Funds.

The Adviser manages a number of accounts other than the Funds. Although investment recommendations or determinations for each Fund will be made by the Adviser independently from the investment recommendations and determinations made by the Adviser for any other account, investments deemed appropriate for a Fund by the Adviser may also be deemed appropriate by the Adviser for other accounts, so that the same security may be purchased or sold at or about the same time for both a Fund and other accounts. In these circumstances, the Adviser may determine that orders for the purchase or sale of the same security for a Fund and one or more other accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Adviser to be equitable and in the best interests of the Fund and such other accounts. While, in some instances, combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in these transactions on balance will produce better overall results for the Funds.


                      Brokerage Commissions Paid
                    (for the Period Ended June 30)

        Utility Income                    Emerging
             Fund         Growth Fund    Growth Fund   Gold Fund
  1999     $10,273          $34,455        $73,863      $   885
  1998     $ 8,580          $51,997        $67,467      $15,770
  1997     $16,832          $71,017        $68,585      $41,300




Each of the Fund's assets have generally decreased each year since 1996. Therefore, the above trade commissions (which are predominantly based on asset size) have also decreased. The variance from year to year is also affected by increased or decreased portfolio activity.


Taxation of the Funds

Each Fund currently is qualified, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by a Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Shareholders of a Fund will be notified annually by the Trust as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If a Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

Calculation of Performance Data

Average Annual Total Return Quotations
For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

                 n
          P (1+T)  = ERV

Where:    P =  a hypothetical initial payment of $1,000.
          T =  average annual total return.
          n =  number of years.
         ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods
            at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value as described in the Prospectuses for the Funds on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Funds, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock IndexTM, the Philadelphia Stock Exchange Gold and Silver Index, or the Dow Jones Industrial Average, as appropriate, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in a Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.


The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for each Cappiello-Rushmore Fund, as of June 30, 1999, are as follows:


                         1 Year      5 Years     Since Inception
Growth Fund               23.32 %      21.55%            17.33%
Emerging Growth Fund      (4.39)%       8.95%             7.40%
Utility Income Fund       12.24 %      15.43%             9.51%
Gold Fund                (14.16)%    (15.92)%          (15.83)%


Computation of Yield
In addition to the total return quotations discussed above, each of the Funds also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most-recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of a fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                             6
         YIELD = 2[(a-b/cd+1)  -1]

Where:    a   =  dividends and interest earned during the period;
          b   =  expenses accrued for the period (net of reimbursements);
          c   =  the average daily number of shares outstanding
                 during the period that were entitled to receive dividends;
                 and
          d   = the maximum offering price per share on the last day
                of the period.

Financial Statements

Copies of the Trust's audited financial statements for the fiscal year ended June 30, 1999, may be obtained without charge by contacting the Trust at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Trust at (800) 622-1386 or (301) 657-1510.

                              APPENDIX A

Bond Ratings
Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories. Each of the Growth Fund and the Emerging Growth Fund may invest up to 5% of its total assets in bonds rated "BB" or lower by Standard & Poor's and/or "Ba" or lower by Moody's.

Standard & Poor's Ratings
Group Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances these bonds differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although these bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, these bonds are not likely to have the capacity to pay interest and repay principal.

Moody's Investors Service, Inc.
Corporate Bond Ratings

Aaa - Bonds rated "Aaa" are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, these changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

Aa - Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, these bonds comprise what are generally known as high grade bonds. These bonds are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (i.e., these bonds are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

                       Cappiello-Rushmore Trust

                         FINANCIAL STATEMENTS

                     Cappiello-Rushmore Trust

                          Annual Report
                          June 30, 1999

                                 ANNUAL REPORT, June 30, 1999

CAPPIELLO
RUSHMORE FUNDS                   Cappiello-Rushmore  Trust
                           4922 Fairmont Avenue, Bethesda, MD 20814
                               (800) 622-1386    (301) 657-1510


Dear Fellow Investor:

  This is the Cappiello-Rushmore Trust's seventh annual report. The funds' performances for the fiscal year ended June 30, 1999 were as follows:

                     Total Return Comparison
 (Average annual total returns for the period ended June 30, 1999)

                                                                     Since
                                             One Year   Five Years  Inception


Cappiello-Rushmore Growth Fund                 23.32%      21.55%    17.33%
Cappiello-Rushmore Utility Income Fund         12.24%      15.43%     9.51%
Cappiello-Rushmore Emerging Growth Fund        (4.39)%      8.95%     7.40%
Standard & Poor's 500 Index                    22.76%      27.87%    22.46%

  The S&P 500 Index is an unmanaged index and, unlike the Funds, has no management fees or other operating expenses to reduce its reported return.

  Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may have a gain or loss when you sell shares. The Funds commenced operations on October 6, 1992.

                             Summary

  The Funds' fiscal year spanned a full-fledged bear market in U.S. stocks and a dazzling recovery that turned into a new bull market that reached all time highs - all in just twelve months. The bear market started in the summer and fall of 1998, and a new bull market move began in last October and continues to this date -- quite a year! Briefly, the market's plunge in mid-summer of 1998 turned into near panic by September. At this point, the Federal Reserve (the Fed) began a series of three one-quarter of one-percent reductions in short-term rates to counteract the temporary stock and bond market paralysis triggered by the surprising Russian devaluation. The Fed's interest rate actions stopped the market decline and by late October helped engineer a dramatic reversal to a bull market that carried all major stock indexes to continuing new highs in early 1999.

  As 1999 progressed, the stock market, spurred by improving corporate earnings, low interest rates, and even lower inflation, crossed the 10,000 level on the Dow in March and continued its move through most of April under the belief that the Fed would maintain its accommodative stance on rates and money supply for some time. Basic commodity prices continued to be well behaved with the exception of oil, which had a significant rebound from its lows. Small capitalization stocks staged short sporadic rallies during the year as did cyclical stocks but the gains were ephemeral since investors continued to favor the more liquid larger cap stocks.

   During this period, there was no firm evidence that the economy was overheating and that inflation was anything but benign. However, there were isolated economic signs of a tightening labor market and some indications of firmer basic commodities pricing, particularly oil (usually a precursor to inflationary pressures). Surprisingly, in late May, the Fed raised rates for the first time in more than a year by 1/4 of 1%. Investors, shaken by the belief that the Fed was ending its accommodative stance on rates and money supply, reacted negatively. However, in short order, the market accepted this move on the part of the Fed as a positive sign of vigilance as well as prudence. Accordingly, as the Funds' fiscal year ended, stocks began to recover, buoyed by indications of better than expected second quarter earnings that were announced in July. Accordingly, we entered the new fiscal year on an up-beat note.

                           Growth Fund

  The Growth Fund continues to seek capital appreciation by investing in larger established companies with favorable relationships between price-earnings ratios and growth rates. Once again, as in four of the past five years, the Fund had a total return of greater than 20%. More importantly, this return beat the benchmark Standard & Poor's 500 Index's total return of 22.76%.

  The Fund's largest sector positions at year end were technology (computer hardware and software, electronics, and telecommunications) at 29.4% of the portfolio, financial services (banks, investment companies, etc.) at 23.6%, business services at 8.7%, merchandising and retail at 8.6%, and oil and gas services at 5.1%. Cash and equivalents totaled 6% at year-end.

      Among the best performing stocks at year-end were:

         e4L, Inc.              + 452.17%
         Charles Schwab Corp.   + 234.10%
         Frontier Corp.         +  86.10%

  The largest single stock position in the portfolio was shared by three stocks: IBM, Shared Medical Systems Corp, and Franklin Resources Inc., each representing 6.2% of the portfolio.

  More importantly, at year's end the Growth Fund portfolio of stocks had a better-than-average growth rate, 14% versus 13% for the S&P 500 Index with a less-expensive price-earnings ratio, 25.8 times earnings for the Fund versus 27.6 times earnings for the Index.

  As in past years, we continue to believe that growth stocks should fare well in the expected economic environment of the next twelve months. However, unlike the past year, we believe earnings growth in 1999-2000 will become more important since the stock market will no longer be able to rely on a favorable interest rate environment to drive price-earnings multiple expansion. Accordingly, one expected trend is an increased focus on stocks representing growth at a reasonable price. "Quality" earnings growth is defined as company growth likely to persist over the next several years reported using relatively conservative accounting procedures.
Another expected trend is the gradual broadening out of the market into sectors heretofore shunned by most investors, including the defense and energy sectors, as well as emphasis on midcapitalization and smaller capitalization stocks where growth is less expensive. In such a broadening market, selectivity will be more important than ever before. High growth mid-cap stocks with reasonable valuations should provide superior returns in such a rotational market.

                       Utility Income Fund

  The Utility Income Fund is designed for investors who are seeking a more conservative, income-oriented stock market investment. The portfolio is designed to offer higher dividend yields than the stock market average with substantially lower volatility in share price. The Fund is managed to provide such higher-than-average yields through investing in utility stocks such as electric, natural gas, and telephones. With dividend income as a focus, capital gains are a secondary consideration. Total return for the Fund for the year was 12.24%, representing the second consecutive year of double-digit returns for this conservative portfolio. At year's end, 84.0% of the portfolio was concentrated in utilities as follows: gas and electric power companies represented 44.5%, telecommunications 35.8%, with natural gas distribution at 3.7%.

  The balance of the portfolio was invested primarily in a diversified grouping of Real Estate Investment Trusts. Cash and equivalents represented 3.4% of assets at year's end.

  Among the best performing stocks at year end were:

              Frontier Corp.       +86.10%
              ALLTEL Corp.         +53.76%
              Bell Atlantic Corp.  +43.29%

  The utility industry continues to move from the full-fledged regulation of the past (when state and federal regulators held the industry in a static-state and reluctantly granted rates) to the current period of deregulation, globalization and merger-mania. While uncertainties, particularly in regards to deregulation, still abound in the utility sector, most company managements seemed to have coped reasonably well in managing the transition from a regulated status to one of increasing competition. Nevertheless, these uncertainties have pushed utilities, primarily electrics, to a lower valuation when related to the S&P 500 stocks. Given the improving prospects for the entire industry, we believe this makes for a most attractive investment situation. Telecommunication stocks (35.8% of portfolio) such as regional telephone companies SBC Communications, Inc., Frontier Corp., and Bell Atlantic Corp., have been excellent performers during the year. We expect further expansion and merger activity in this sector as well as increased growth (from both rising basic demand and the growing internet business) which should result in higher dividend income. Further, gas stocks are becoming increasingly attractive. They represent value based on earnings and book value relative to current prices. We intend to increase our investments in this group in the current year.

                      Emerging Growth Fund

  The Emerging Growth Fund registered a negative return of 4.39% for the twelve months ended June 30, 1999. The results, while disappointing, reflected the small cap sector's continued underperformance, particularly in comparison to the returns of the Dow Jones Industrial Average and the Standard & Poor's 500 Index over the past several years.

  It has been more than six years (1992) since the small cap sector has significantly outperformed the larger cap group. More distressing is the fact that smaller stocks continue to reflect the same positive characteristics that were in place last year; such as good earnings momentum, in most cases established products or services, competent and successful management and solid balance sheets. Further, most small cap stocks have little or no exposure to the international financial vagaries such as volatile currencies that belabored world stock markets for the past two years. The major reason for this small cap performance discrepancy between the solid growth characteristics of small caps and their stock price underperformance seems to be liquidity and risk aversion. Liquidity relates to the ability of institutions to buy and sell large blocks of stocks without essentially disturbing the market price. Risk aversion is the continuing tendency of investors to seek safety and lower volatility in the larger companies that possess big assets and a longer history of operations as opposed to smaller stocks.

  We ended fiscal 1999 with the portfolio assets focused in four major sectors: technology (semiconductors, telecommunications, and computer software and services) at 29.6%, merchandising and retailing at 18.6%, healthcare at 13.9%, and business services and equipment at 12.6%. Our largest single stock position was Stanford Telecommunications, Inc. which represented 6.8% of the portfolio. At year's end, cash and equivalents stood at 11% of net assets.

  Among the best performing stocks during the year were e4L, Inc.
up 452.17%, REMEC, Inc. up 41.76%, and Steven Madden, Ltd. up
17.30%. Among the best stocks purchased after June 30, 1998, were:

               Stanford Telecommunications, Inc.  + 228.71%
               Labor Ready, Inc.                  + 136.21%
               Shared Medical Systems Corp.       +  57.77%

  As we have noted, small cap stocks are compelling values at current levels. These values are reflected in the Fund's portfolio holdings and the numbers are strikingly eloquent: this years projected earnings growth for the total portfolio is 18% versus 13% for the market
(S&P 500). Yet despite this superior projected growth, the Fund's price-earnings ratio is significantly cheaper, 22.8 times earnings versus 27.6 times earnings for the market (S&P 500). The Fund continues to represent a "pure" small capitalization portfolio with the average capitalization of $487 million.

  Historically, the last great period of underperformance versus large cap stocks occurred from l969 to 1973. From 1975 to 1979, the small cap stocks turned around and outperformed their large cap counterparts by an average of 24.7% a year from 1975 to 1979. During the past five years (1994-1998) small stock underperformance has approached the distressed price levels last seen in 1969 - 1973. The reversal this time around could be equally as powerful as it was in the mid-to-late 1970's.

                          The Gold Fund

  Gold, and particularly gold stocks, continues to disappoint investors. The past twelve months have seen a series of announcements which potentially could increase the supply of gold by Central Banks with the sale or intended sale of gold bullion by Great Britain, as well as the International Monetary Fund and the European Monetary Union. The latter, with the launch of the Euro this year, continues to threaten limited gold backing of its currency. Some announcements have been intentions such as the International Monetary Fund's plan to sell some of its gold reserves. Other announcements have been actual, such as the Bank of England's auction of 3.5% of its gold reserves. No matter the cause, gold prices have plunged to 20-year lows. Overall, the threat of increased supply continues to dampen demand.

  A more important psychological negative for gold stocks has been the relatively low rate of inflation both in the U.S. and Europe. Further, the lackluster response of gold prices during the financial crisis of last summer and early fall was a psychological negative.

  On the plus side, gold mining companies have begun to consolidate through acquisitions and mergers, making for fewer but stronger companies. Additionally, marginal gold producers are beginning to shut down unprofitable facilities, further reducing supply. Nevertheless, the outlook for the next twelve months is mixed, at best. This belief is centered on the fact that present and prospective gold investors are understandably cautious since gold has been in a relative free-fall for the better part of three years. It will take time for confidence to be restored in the gold market.

  Longer term, however, the picture may be getting brighter. Global growth should start to ignite some moderate inflation fears later this year. In addition, the Asian recovery should serve to increase the demand for physical gold. Finally, a contrary indicator is a recent cover of Fortune Magazine with the word "emoney" in bold text as if this is the moment when the world rejects the glittering currency of the past and replaces it with the new (and more economically correct) instantaneous version of currency along the wire.

  Gold is not an investment built for the short-term gratification of e-commerce. However, experience tells us great investments, whether they be stocks, real estate, or gold, unfold over long periods of time and normally through periods of negative news stories.

                         Market Outlook

  As the summer of 1999 ends, rising interest rates have begun to cast a shadow on the bull market. Rates are being pushed up by fear of rising inflation. While inflation is currently benign (even with unemployment at its lowest level in 29 years), there is a lingering fear on the part of investors as well as the Fed that wage increases are about to escalate with resulting inflationary pressure. Further, the belief is that there is too much speculation in stocks and real estate. This opts for further Fed rate increases. The goal of monetary policy is to maximize sustainable growth and prosperity and the first priority is to do no harm. Accordingly, the Fed has to be particularly alert to those economic influences that pose a risk to maximum sustainable growth

  However, in perspective, it is well to remember that the Fed cut rates last year in response to the world financial crisis. Now the Fed seems to be intent on bringing rates back to normal (i.e. where they were before the market crash in early July
1998). More perspective: rate hikes, while they are badly received initially by the market, are really positive signs long-term. They indicate that steps are being taken that will ultimately strengthen the economy. The danger is that if the Fed tightens too much, it could shake the market and threaten worldwide growth as in 1997 and 1998. Likewise, if it does too little, inflation may heat up. Our view is that the Fed will do less rather than more.

  Another "plus" is the Y2K problem. To date, this has been considered a "minus," but perversely, all this worrying about the impact of the year 2000 on our computer systems and the economy has served to moderate, and in some cases depress, profits in various sectors of our economy. Once the millennium is passed, spending on Y2K will soon end, which will free up corporate resources for spending on more productive technology, thus improving profitability. Additionally, the drag on earnings from Y2K costs that are being expensed will end, boosting profits in the first and second quarters of 2000.

  Obviously, stocks always carry risks and some of the risks are well known and advertised: for example corporate profits could stagnate instead of grow. This would reduce capital spending, cause dollar weakness. and affect the stock market. Any prolonged weakness in the stock market could impact consumers' sense of well being. Since consumer spending accounts for about two-thirds of the U.S. economy, the effect could be significant.

  In summary, based on our expectation for rising corporate profits, historically low interest rates (despite the recent run-up) and lower inflation, we continue to be positive about the stock market. Much of this forecast is based on consumer spending which, while slowing slightly in the months ahead (reflecting the impact of higher interest rates on the economy), will not slow enough to put the economy at risk for a recession.

   As always, thank you for your continued support.



/s/ Frank A. Cappiello

Frank A. Cappiello
Chairman
Cappiello-Rushmore Trust

Cappiello-Rushmore Trust
PORTFOLIOS OF INVESTMENTS
June 30, 1999

UTILITY INCOME FUND

                                                        Market Value
       Shares                                            (Note 1)

       COMMON STOCKS - 92.4%

       Business Services - 1.7%
         5,000  Metzler Group, Inc.*                    $  138,125
                                                        ----------
       Gas and Electric - 44.5%
         11,200 Allegheny Energy, Inc.                     359,100
         13,000 Alliant Energy Corp.                       368,875
         13,500 CMS Energy Corp.                           565,312
          3,000 Hawaiian Electric Industries, Inc.         106,500
          8,000 IDACORP, Inc.                              252,000
         13,400 KeySpan Corp.                              353,425
          9,500 New Century Energies, Inc.                 368,719
         14,500 Potomac Electric Power Co.                 426,844
         15,900 Southern Co.                               421,350
          4,000 Texas Utilities Company                    165,000
          9,500 TNP Enterprises, Inc.                      344,375
                                                        ----------
                                                         3,731,500
                                                        ----------
       Natural Gas Distribution - 3.7%
         11,800 Washington Gas Light Co.                   306,800
                                                        ----------
       Real Estate Investment Trusts - 6.7%
          5,200 Archstone Communities Trust                114,075
          5,000 FelCor Lodging Trust, Inc.                 103,750
          4,300 First Industrial Realty Trust, Inc.        117,981
          3,600 Mack-Cali Realty Corp.                     111,375
          2,900 Spieker Properties, Inc.                   112,738
                                                        ----------
                                                           559,919
                                                        ----------
       Telecommunication - 35.8%
          8,800 ALLTEL Corp.                               629,200
          7,000 AT&T Corp.                                 390,688
          9,400 Bell Atlantic Corp.                        614,525
         11,300 Frontier Corp.                             666,700
         12,000 SBC Communications, Inc.                   696,000
                                                        ----------
                                                         2,997,113
                                                        ----------
       Total Common Stocks
           (Cost $5,079,834)                             7,733,457
                                                        ----------
       CONVERTIBLE PREFERRED
         STOCKS - 4.2%
         6,000 Kmart Financing, 7.75%
           (Cost $334,325)                                 351,000
                                                        ----------
       MONEY MARKET FUNDS - 3.4%
         282,495  Fund for Government Investors
           (Cost $282,495)                                 282,495
                                                        ----------
       Total Investments - 100.0%
           (Cost $5,696,654)                            $8,366,952
                                                        ==========

       Cappiello-Rushmore Trust
       PORTFOLIOS OF INVESTMENTS
       June 30, 1999 (continued)
       GROWTH FUND

                                                        Market Value
       Shares                                            (Note 1)

       COMMON STOCKS - 88.1%

       Automobile Parts and
         Accessories - 2.4%
          8,000 AlliedSignal, Inc.                      $  504,000
                                                        ----------
       Beverages - 2.6%
          8,800 Coca-Cola Co.                              550,000
                                                        ----------
       Business Services - 8.7%
         25,000 First Data Corp.                         1,223,436
         22,000 Metzler Group, Inc.*                       607,750
                                                        ----------
                                                         1,831,186
                                                        ----------
       Computer Hardware and
         Equipment - 6.2%
         10,000 International Business
           Machines Corp.                                1,292,500
                                                        ----------
       Computer Software and
         Services - 6.2%
         20,000 Shared Medical Systems Corp.             1,305,000
                                                        ----------
       Electronics - 2.0%
          6,000 Raytheon Co., Class B                      422,250
                                                        ----------
       Financial Services - 23.6%
          8,500 American Express Co.                     1,106,063
          3,200 Bank of America Corp.                      234,600
          9,000 Charles Schwab Corp.                       988,875
         32,000 Franklin Resources, Inc.                 1,300,000
          7,700 H&R Block, Inc.                            385,000
         20,000 SLM Holding Corp.                          916,250
                                                        ----------
                                                         4,930,788
                                                        ----------
       Healthcare - 5.7%
         19,000 United Healthcare Company                1,189,875
                                                        ----------
       Merchandising and Retail - 8.6%
         22,500 Dollar General Corp.                       652,500
        160,000 e4L, Inc.*                               1,150,000
                                                        ----------
                                                         1,802,500

       Oil and Gas Services - 5.1%
         6,500 Schlumberger, Ltd.                          413,969
        60,000 Varco International. Inc.-                  656,250
                                                        ----------
                                                         1,070,219
                                                        ----------
       Paper Products - 2.0%
         9,000 Willamette Industries, Inc.                 414,563
                                                        ----------
       Telecommunication - 15.0%
         15,000 AT&T Corp.                                 837,188
         20,000 Frontier Corp.                           1,180,000
         20,000 Hughes Electronics Corp.                 1,125,000
                                                        ----------
                                                         3,142,188
                                                        ----------
       Total Common Stocks
         (Cost $9,711,065)                              18,455,069
                                                        ----------
       WARRANTS - 5.9%
         44,000 Federated Department Stores,
           Inc. WTS C* (Cost $216,340)                   1,237,500
                                                        ----------
       MONEY MARKET FUNDS - 6.0%
          1,253,753 Fund for Government Investors
           (Cost $1,253,753)                             1,253,753
                                                        ----------
         Total Investments - 100.0%
           (Cost $11,181,158)                          $20,946,322
                                                       ===========

       Cappiello-Rushmore Trust
       PORTFOLIOS OF INVESTMENTS
       June 30, 1999 (continued)

       EMERGING GROWTH FUND


                                                        Market Value
       Shares                                             (Note 1)

       COMMON STOCKS - 89.0%

       Business Services and Equipment - 12.6%
         14,000 Labor Ready, Inc.*                     $   455,000
         10,000 Miami Computer Supply Corp.*               188,750
          5,000 National Data Corp.                        213,750
          3,900 Snyder Communications, Inc.*               127,725
          4,000 World Color Press, Inc.*                   110,000
                                                       -----------
                                                         1,095,225
                                                       -----------
    Computer Software and Services - 12.7%
          7,800 Actrade International Ltd*                  99,938
          3,000 Jack Henry & Associates, Inc.*             117,750
          5,000 Mastech Corp.*                              93,125
          8,200 Shared Medical Systems Corp.               535,050
          3,700 Visio Corp.*                               140,831
          3,900 Xircom, Inc.*                              117,244
                                                         1,103,938
                                                       -----------
       Financial Services - 4.4%
          5,584 Investment Technology Group, Inc.*         180,782
          7,200 Waddell & Reed Financial, Inc.             197,550
                                                           378,332
                                                       -----------
       Food Products - 1.4%
          6,000 Hain Food Group, Inc.*                     123,750
                                                       -----------
       Healthcare - 13.9%
          2,900 Barr Laboratories, Inc.*                   115,638
         10,000 Eclipsys Corp.*                            239,375
         30,000 KV Pharmaceutical Co., Class A*            465,000
          9,000 Orthodontic Centers of America, Inc.*      127,125
         26,000 PolyMedica Corp.*                          260,000
                                                         1,207,138
                                                       -----------
       Merchandising and Retail - 18.6%
          3,400 BEBE Stores, Inc.*                         115,600
         65,000 e4L, Inc.*                                 467,187
          6,800 Nautica Enterprises, Inc.*                 114,750
         30,000 Paul Harris Stores, Inc.*                  204,375
         45,000 Pier 1 Imports, Inc.                       506,250
         16,000 Steven Madden, Ltd.*                       217,000
                                                       -----------
                                                         1,625,162
                                                       -----------
       Oil and Gas Services - 2.9%
         20,000 Bolt Technology Corp                       115,000
          4,400 Tidewater, Inc.                            134,200
                                                       -----------
                                                           249,200
                                                       -----------
       Seminconductors - 2.4%
         12,000 Smart Modular Technologies Inc.*           208,500
                                                       -----------
       Telecommunications - 14.5%
         18,000 Intervoice, Inc. *                         259,875
          3,000 Pacific Gateway Exchange, Inc.*             87,375
         20,000 REMEC, Inc.*                               322,500
         20,000 Stanford Telecommunications, Inc.*         592,500
                                                       -----------
                                                         1,262,250
                                                       -----------
       Transportation - 5.6%
         30,000 Aramex International, Ltd.*                258,750
         10,000 Hub Group, Inc. Class A*                   224,375
                                                       -----------
                                                           483,125
                                                       -----------
       Total Common Stocks
           (Cost $5,397,328)                             7,736,620
                                                       -----------
       MONEY MARKET FUNDS - 11.0%
         956,460 Fund for Government Investors
           (Cost $956,460)                                 956,460
                                                       -----------
       Total Investments - 100%
           (Cost $6,353,788)                           $ 8,693,080
                                                       ===========

       Cappiello-Rushmore Trust
       PORTFOLIOS OF INVESTMENTS
       June 30, 1999 (continued)

       GOLD FUND


                                                        Market Value
       Shares                                              (Note 1)

       COMMON STOCKS - 99.5%

       Metals and Mining

       Australia - 16.3%
          6,000 Lihir Gold, Ltd.*                       $   86,250
          8,000 WMC, Ltd., ADR                             140,000
                                                       -----------
                                                           226,250
                                                       -----------
       Canada - 34.1%
          9,000 Aber Resources, Ltd.*                       78,188
          9,000 Barrick Gold Corp.                         174,375
         16,000 Cambior, Inc.                               52,000
         32,016 Kinross Gold Corp.*                         54,027
          8,00  Placer Dome, Inc.                           94,500
         20,000 TVX Gold, Inc.*                             20,000
                                                       -----------
                                                           473,090
                                                       -----------
       Ghana - 6.0%
         12,000 Ashanti Goldfields Co., Ltd.                83,250
                                                       -----------
       United States - 43.1%
         35,000 Battle Mountain Gold Co.                    85,312
         20,000 Crown Resources Corp.*                      32,500
         15,000 Homestake Mining Co.                       122,812
          4,000 Newmont Mining Corp.                        79,500
          8,500 Stillwater Mining Co.*                     277,844
                                                       -----------
                                                           597,968
                                                       -----------
       Total Common Stocks
           (Cost $2,135,592)                             1,380,558
                                                       -----------
       MONEY MARKET FUNDS - 0.5%
          6,409 Fund for Government Investors
           (Cost $6,409)                                     6,409
                                                       -----------
       Total Investments - 100%
           (Cost $2,142,001)                            $1,386,967
                                                      ============

        * Non-income producing

        ADR American Depository Receipts


              See Notes to Financial Statements.


                               Cappiello-Rushmore Trust

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999

                                   Utility                       Emerging
                                  Income Fund    Growth Fund    Growth Fund    Gold Fund
ASSETS
  Securities at Cost              $5,696,654     $11,181,158    $6,353,788     $2,142,001
                                  ==========     ===========    ==========     ==========
  Securities at Value (Note 1)    $8,366,952     $20,946,322    $8,693,080     $1,386,967
  Receivable for Securities Sold           -              -              -         17,000
  Receivable for Shares Sold          38,340           5,768            33              -
  Dividends Receivable                10,873          17,424         1,722              -
  Interest Receivable                    763           3,597         1,160             24
                                   ---------     -----------    ----------     ----------
     Total Assets                  8,416,928      20,973,111     8,695,995      1,403,991
                                   ---------     -----------    ----------     ----------
LIABILITIES
  Investment Advisory Fee Payable      2,436           8,274         3,689            764
  Administration Fee Payable           4,873          16,548         7,378          1,091
  Liability for Shares Redeemed        6,720          77,586        48,819          8,184
  Distributions Payable                5,914               -             -              -
                                   ---------     -----------    ----------     ----------
     Total Liabilities                19,943         102,408        59,886         10,039
                                   ---------     -----------    ----------     ----------
NET ASSETS                        $8,396,985     $20,870,703    $8,636,109     $1,393,952
                                  ==========     ===========    ==========     ==========
Shares Outstanding                   654,245         947,538       658,931        348,815
                                  ==========     ===========    ==========     ==========
Net Asset Value Per Share             $12.83          $22.03        $13.11          $4.00
                                  ==========     ===========    ==========     ==========



                            See Notes to Financial Statements


                             Cappiello-Rushmore Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                              Emerging
                                             Growth Fund                      Gold Fund


                                                      For the Years Ended June 30

                                       1999            1998              1999             1998
                                     ---------      ---------         ---------         --------
From Investment Activities
 Net Investment Loss              $    (61,872)   $   (214,292)     $   (16,464)    $   (21,980)
 Net Realized Gain (Loss) on
  Investment Transactions            1,345,716       1,678,627         (461,455)       (935,910)
 Net Change in Unrealized
  Appreciation/Depreciation of
  Investments                         (713,036)     (1,834,311)         192,968        (234,352)
                                     ---------       ---------         ---------        --------
 Net Increase (Decrease) in Net
  Assets Resulting from
  Operations                           570,808        (369,976)        (284,951)     (1,192,242)
                                     ---------        --------         ---------        --------
Distributions to Shareholders
 From Net Realized Gain on
  Investments                         (101,776)              -                -               -
                                     ---------         --------         -------        --------
From Share Transactions
 Net Proceeds from Sales
  of Shares                         42,030,888      36,436,165                -      11,756,801
 Reinvestment of Distributions          91,112               -                -               -
 Cost of Shares Redeemed           (48,113,508)    (42,639,433)        (507,885)    (11,786,315)
                                     ---------       ---------         ---------        --------
 Net Decrease in Net Assets
  Resulting from Share
  Transactions                      (5,991,508)     (6,203,268)        (507,885)        (29,514)
                                     ---------       ---------         ---------        --------
  Total Decrease in Net Assets      (5,522,476)     (6,573,244)        (792,836)     (1,221,756)

Net Assets - Beginning of Year      14,158,585      20,731,829        2,186,788       3,408,544
                                     ---------       ---------         ---------        --------
Net Assets - End of Year          $  8,636,109    $ 14,158,585      $ 1,393,952     $ 2,186,788
                                   ===========     ===========        ==========     ==========
Shares
 Sold                                3,627,533       2,329,100                -       1,893,015
 Issued in Reinvestment of
  Distributions                          7,530               -                -               -
 Redeemed                           (4,000,674)     (2,802,091)        (120,066)     (1,909,526)
                                     ---------      ---------         ---------        --------
   Net Decrease in Shares             (365,611)       (472,991)        (120,066)        (16,511)
                                    ===========     ==========         =========       ==========



                      See Notes to Financial Statements


                          Cappiello-Rushmore Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                 Utility
                                               Income Fund                   Growth Fund
                                   ------------------------------------------------------------------
                                                        For the Years Ended June 30,
                                   ------------------------------------------------------------------
                                         1999             1998               1999             1998
From Investment Activities
  Net Investment Income (Loss)       $   275,125     $    398,161       $   (120,824)    $   (193,212)
  Net Realized Gain on
    Investment Transactions              474,361          508,641          4,333,506        3,356,716
  Change in Net Unrealized
    Appreciation/Depreciation of
    Investments                          224,539        1,300,391           (420,750)       1,303,719
                                     ------------      -----------       ------------      -----------
  Net Increase in Net Assets
    Resulting from Operations            974,025        2,207,193          3,791,932        4,467,223
                                     ------------      -----------       ------------      -----------
Distributions to Shareholders
  From Net Investment Income            (275,180)        (400,295)                 -                -
  From Net Realized Gain on
    Investments                         (554,083)               -         (4,104,765)               -
                                     ------------      -----------       ------------      -----------
      Total Distributions to
        Shareholders                    (829,263)        (400,295)        (4,104,765)               -
                                     ------------      -----------       ------------      -----------
From Share Transactions
 Net Proceeds from Sales of Shares     6,111,444       16,647,062         13,234,395       29,015,150
 Reinvestment of Distributions           743,808          321,286          3,959,935                -
 Cost of Shares Redeemed              (8,401,545)     (17,782,741)       (20,841,675)     (33,550,866)
                                     ------------      -----------       ------------      -----------
   Net Decrease in Net Assets
    Resulting from Share
    Transactions                      (1,546,293)        (814,393)        (3,647,345)      (4,535,716)
                                     ------------      -----------       ------------      -----------
  Total Increase (Decrease) in
    Net Assets                        (1,401,531)         992,505         (3,960,178)         (68,493)

Net Assets - Beginning of Year         9,798,516        8,806,011         24,830,881       24,899,374
                                     ------------      -----------       ------------      -----------
Net Assets - End of Year             $ 8,396,985     $  9,798,516       $ 20,870,703     $ 24,830,881
                                     ============    =============      =============    ============
Shares
 Sold                                    487,318        1,393,270            667,460        1,333,472
 Issued in Reinvestment of
   Distributions                          59,063           26,251            242,643                -
 Redeemed                               (672,475)      (1,485,904)        (1,043,833)      (1,561,079)
                                     ------------    -------------      --------------   -------------
    Net Decrease in Shares              (126,094)         (66,383)          (133,730)        (227,607)
                                     ============    =============      =============    ============



                       See Notes to Financial Statements.



                          Cappiello-Rushmore Trust

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1999

                                      Utility                      Emerging
                                    Income Fund   Growth Fund    Growth Fund    Gold Fund
Investment Income
  Interest                           $ 14,841    $   59,248     $   89,144     $   4,120
  Dividends                           351,930       112,276         38,519         8,699
                                     --------    -----------    -----------    ----------
     Total Investment Income          366,771       171,524        127,663        12,819
                                     --------    -----------    -----------    ----------
Expenses
  Investment Advisory Fee (Note 2)     30,479        97,413         63,027        12,055
  Administrative Fee (Note 2)          60,959       194,827        126,053        17,228
  Other Fees                              208           108            455             -
                                     --------    -----------    -----------    ----------
     Total Expenses                    91,646       292,348        189,535        29,283
                                     --------    -----------    -----------    ----------
Net Investment Income (Loss)          275,125      (120,824)       (61,872)      (16,464)
                                     --------    -----------    -----------    ----------
Net Realized Gain (Loss) on
 Investment Transactions              474,361     4,333,506      1,345,716      (461,455)
Net Change in Unrealized
 Appreciation/Depreciation
 of Investments                       224,539      (420,750)      (713,036)      192,968
                                     --------    -----------    -----------    ----------
Net Gain (Loss) on Investments        698,900     3,912,756        632,680       268,487)
                                     --------    -----------    -----------    ----------
Net Increase (Decrease) in Net
  Assets Resulting from Operations   $974,025    $3,791,932     $  570,808     $(284,951)
                                     ========    ==========     ===========    ===========



                      See Notes to Financial Statements



                                          Cappiello-Rushmore Trust

FINANCIAL HIGHLIGHTS

                                                     Utility Income Fund
                                                   ------------------------
                                                  For the Years Ended June 30,

                                          1999      1998     1997      1996     1995
Per Share Operating Performance:
 Net Asset Value - Beginning of Year    $ 12.56  $  10.40  $ 10.60 $   9.24    $ 8.39
                                        -------   -------  -------   -------   -------
 Income from Investment Operations:
   Net Investment Income                   0.40      0.47     0.53     0.49      0.55
   Net Realized and Unrealized
    Gain (Loss) on Securities              1.09      2.17    (0.19)    1.39      0.85
                                        -------   -------  -------   -------   -------
     Total from Investment Operations      1.49      2.64     0.34     1.88      1.40
                                        -------   -------  -------   -------   -------
 Distributions to Shareholders:
   From Net Investment Income             (0.40)    (0.48)   (0.54)   (0.52)    (0.55)
   From Net Realized Capital Gain         (0.82)        -        -        -         -
                                        -------   -------  -------   -------   -------
     Total Distributions to Shareholders  (1.22)    (0.48)   (0.54)   (0.52)    (0.55)
                                        -------   -------  -------   -------   -------
 Net Increase (Decrease) in Net Value      0.27      2.16    (0.20)    1.36      0.85
                                        -------   -------  -------   -------   -------
 Net Asset Value - End of Year          $ 12.83  $  12.56  $ 10.40 $  10.60   $  9.24
                                        =======  ========  ======= ========   ========
Total Investment Return                   12.24%    25.55%    3.39%   20.60%    16.62%

Ratios to Average Net Assets:
 Expenses                                  1.05%     1.05%    1.05%    1.05%     1.05%
 Net Investment Income                     3.16%     4.01%    4.88%    4.82%     6.26%

Supplementary Data:
 Portfolio Turnover Rate                   22.0%     29.5%    17.3%    45.1%    147.0%
 Net Assets at End of Year
  (in thousands)                        $ 8,397  $  9,799  $ 8,806 $ 15,106   $17,151
 Number of Shares Outstanding at
  End of Year (in thousands)                654       780      847    1,425     1,855


                       See Notes to Financial Statements

                                14

                                       Cappiello-Rushmore Trust

FINANCIAL HIGHLIGHTS

                                                          Growth Fund
                                                 For the Years Ended June 30,

                                          1999      1998    1997      1996       1995
                                          ----      ----    ----      ----       ----
Per Share Operating Performance:
 Net Asset Value - Beginning of Year   $  22.96  $  19.02  $ 17.87  $  14.64  $  11.05
                                       --------  --------  -------  --------   --------
 Income from Investment Operations:
  Net Investment Income (Loss)            (0.13)    (0.18)   (0.09)    (0.07)     0.01
  Net Realized and Unrealized
   Gain on Securities                      3.86      4.12     1.83      3.30      3.60
                                       --------  --------  -------  --------   --------
   Total from Investment Operations        3.73      3.94     1.74      3.23      3.61
                                       --------  --------  -------  --------   --------
 Distributions to Shareholders:
  From Net Investment Income                  -         -        -         -     (0.02)
  From Net Realized Capital Gain          (4.66)        -    (0.59)        -         -
                                       --------  --------  -------  --------   --------
   Total Distributions to Shareholders    (4.66)        -    (0.59)        -     (0.02)
                                       --------  --------  -------  --------   --------
 Net Increase (Decrease) in
  Net Asset Value                         (0.93)     3.94     1.15      3.23      3.59
                                       --------  --------  -------  --------   --------
 Net Asset Value - End of Year         $  22.03  $  22.96  $ 19.02  $  17.87  $  14.64
                                       ========   =======  =======  ========  ========
Total Investment Return                   23.32%    20.72%   10.10%    22.06%    32.65%

Ratios to Average Net Assets:
 Expenses                                  1.50%     1.50%    1.50%     1.50%     1.50%
 Net Investment Income (Loss)             (0.62)%   (0.74)%  (0.46)%   (0.41)%    0.12%

Supplementary Data:
 Portfolio Turnover Rate                   54.3%     65.1%    41.9%     74.5%     70.9%
 Net Assets at End of Year
  (in thousands)                       $ 20,871  $ 24,831  $24,899  $ 31,777  $ 19,337
 Number of Shares Outstanding at
  End of Year (in thousands)                948     1,081    1,309     1,778     1,321



                       See Notes to Financial Statements.


                               Cappiello-Rushmore Trust

FINANCIAL HIGHLIGHTS

                                                     Emerging Growth Fund
                                                  For the Years Ended June 30

                                        1999      1998       1997       1996       1995
                                        ----      ----       ----       ----       ----
Per Share Operating Performance:
 Net Asset Value - Beginning of Year   $13.82   $ 13.84    $ 16.99    $ 14.96     $10.41
                                       -------  -------    -------    --------    -------
 Income from Investment Operations:
  Net Investment Loss                   (0.09)    (0.21)     (0.24)     (0.16)     (0.08)
  Net Realized and Unrealized
  Gain (Loss) on Securities             (0.52)A    0.19A     (0.25)      2.30       4.63
                                       -------  -------    -------    --------    -------
   Total from Investment Operations     (0.61)    (0.02)     (0.49)      2.14       4.55
                                       -------  -------    -------    --------    -------
 Distributions to Shareholders:
  From Net Realized Capital Gain        (0.10)        -      (2.66)     (0.11)         -
                                       -------  -------    -------    --------    -------
  Net Increase (Decrease) in
    Net Asset Value                     (0.71)    (0.02)     (3.15)      2.03       4.55
                                       -------  -------    -------    --------    -------
  Net Asset Value - End of Year        $13.11   $ 13.82    $ 13.84    $ 16.99     $14.96
                                       =======  =======    =======    ========    =======
Total Investment Return                 (4.39)%   (0.14)%    (2.15)%    14.36%     43.71%

Ratios to Average Net Assets:
 Expenses                                1.51%     1.50%      1.50%      1.50%     1.50%
 Net Investment Loss                    (0.49)%   (1.07)%    (1.20)%     (.98)%   (0.61)%

Supplementary Data:
 Portfolio Turnover Rate                171.6%    121.2%      66.2%     121.2%     96.1%
 Net Assets at End of Year
  (in thousands)                       $8,636   $14,159    $20,732    $44,985   $36,606
 Number of Shares Outstanding
  at End of Year (in thousands)           659     1,025      1,498      2,647     2,447

     A - The per share amount does not coincide with the net realized and unrealized gain/loss for the year because of the timing of sales and redemptions of Fund shares and the amounts of per share realized and unrealized gain and loss at such time.


                     See Notes to Financial Statements


                                       Cappiello-Rushmore Trust

FINANCIAL HIGHLIGHTS

                                                             Gold Fund
                                                   For the Years Ended June 30

                                              1999       1998       1997       1996      1995
Per Share Operating Performance:
 Net Asset Value - Beginning of Year        $  4.66    $ 7.02    $  9.93    $  9.89    $ 9.52
                                            --------   -------   --------   --------   -------
 Income from Investment Operations:
 Net Investment Loss                          (0.05)    (0.05)     (0.08)     (0.06)    (0.05)
 Net Realized and Unrealized Gain
   (Loss) on Securities                       (0.61)    (2.31)     (2.83)      0.10      0.42
                                            --------   -------   --------   --------   -------
    Total from Investment Operations          (0.66)    (2.36)     (2.91)      0.04      0.37
                                            --------   -------   --------   --------   -------
 Distributions to Shareholders:
    Total Distributions to Shareholders           -         -          -          -         -
                                            --------   -------   --------   --------   -------
 Net Increase (Decrease) in Net Asset
  Value                                       (0.66)    (2.36)     (2.91)      0.04      0.37
                                            --------   -------   --------   --------   -------
 Net Asset Value - End of Year              $  4.00    $ 4.66    $  7.02    $  9.93    $ 9.89
                                            ========   =======   ========   ========   =======
Total Investment Return                      (14.16)%  (33.62)%   (29.31)%     0.40%     3.89%

Ratios to Average Net Assets:
 Expenses                                      1.70%     1.70%      1.70%      1.70%     1.70%
 Net Investment Loss                          (0.96)%   (0.74)%    (0.76)%    (0.59)%   (0.51)%

Supplementary Data:
 Portfolio Turnover Rate                          -      56.5%     108.5%      59.1%     51.2%
 Net Assets at End of Year
   (in thousands)                           $ 1,394    $2,187    $ 3,409    $ 6,122    $6,796
 Number of Shares Outstanding at
   End of Year (in thousands)                   349       469        485        616       687



                      See Notes to Financial Statements.



                                       Cappiello-Rushmore Trust

NOTES To FINANCIAL STATEMENTS
June 30, 1999

1.  Significant Accounting Policies

  Cappiello-Rushmore Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end investment company and is authorized to issue an unlimited number of shares. The Trust consists of four separate portfolios (the "Funds"), each with a different investment objective. As of March 10, 1998, shares of the Gold Fund are no longer available for new purchases. Existing shareholders may continue to hold previously purchased shares.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Funds follow:

             (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Funds' securities in good faith. The trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Funds' instruments are valued at fair value.

             (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

             (c) Dividends from net investment income are declared and paid annually in the Growth, Emerging Growth and Gold Funds and quarterly in the Utility Income Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

             (d) For Federal income tax purposes, each Fund of the Trust is treated as a separate corporation. Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute all net investment income, if any, and realized capital gains to their shareholders. Therefore, no Federal income tax provision is required.

2.  Investment Advisory Fees and Other Transactions with Affiliates

  Investment advisory services are provided by McCullough, Andrews and Cappiello, Inc., (the "Adviser"). Under an agreement with the Adviser, the Trust pays a fee at the annual rate of 0.50%, of the daily net assets of the Growth and Emerging Growth Funds, 0.70% of the daily net assets of the Gold Fund and O.35% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Adviser.

  The Trust has contracted with Money Management Associates (the
"Administrator") to provide Administrative services to the Trust.
Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth, Emerging Growth and Gold Funds, and 0.70% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Administrator.

  Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets. The Trust has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. No borrowings were outstanding at June 30, 1999.

  Each fund of the Trust invests excess cash in Fund for Government Investors, a money market mutual fund. Certain Officers and Trustees of Fund for Government investors are affiliated with the Trust.

                                    Cappiello-Rushmore Trust

3. Securities Transactions

  For the year ended June 30, 1999, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:


                    Utility                      Emerging
                  Income Fund    Growth Fund    Growth Fund    Gold Fund

 Purchases         $1,834,388     $ 9,973,053    $18,078,409    $       -
                   ==========     ===========    ===========    ==========
 Sales             $3,103,965     $18,465,357    $22,669,624    $ 265,383
                   ==========     ===========    ===========    ==========

4. Unrealized Appreciation and Depreciation of Investments

   Unrealized appreciation (depreciation) as of June 30, 1999 based on the cost for Federal income tax purposes is as follows:


                                    Utility                      Emerging
                                   Income Fund    Growth Fund    Growth Fund    Gold Fund
 Gross Unrealized Appreciation    $2,619,408     $ 9,781,637    $ 2,396,859    $  222,310
 Gross Unrealized Depreciation       (46,684)        (16,473)       (82,945)    1,062,516)
                                  ----------     -----------    -----------    ----------
 Net Unrealized Appreciation
  (Depreciation)                  $2,644,724     $ 9,765,164    $ 2,313,914    $ (840,206)
                                  ==========     ===========    ===========    ==========
 Cost of Investments for Federal
  Income Tax Purposes             $5,722,228     $11,181,158    $ 6,379,166    $2,227,173
                                  ==========     ===========    ===========    ==========

5. Net  Assets

  At June 30, 1999 net assets consisted of the following:


                                     Utility                       Emerging
                                   Income Fund    Growth Fund    Growth Fund    Gold Fund
 Paid-in-Capital                   $5,484,359   $  7,613,121   $ 5,341,352   $ 5,014,672
 Undistributed Net Investment
  Income                                  136              -             -             -
 Accumulated Net Realized
  Gain (Loss) on Investments          242,192      3,492,418       955,465    (2,865,686)
 Net Unrealized Appreciation
  (Depreciation) on Investments     2,670,298      9,765,164     2,339,292      (755,034)
                                    =========      ==========    ===========   ==========
 Net Assets                        $8,396,985   $ 20,870,703   $ 8,636,109   $ 1,393,952
                                   ==========     ===========    ===========   ==========


6. Federal Income Tax

 Permanent differences between tax and financial reporting of net investment income and realized gains are reclassified to paid-in-capital. As of June 30, 1999, net investment losses were reclassified to paid-in-capital as follows:

                         Utility                       Emerging
                       Income Fund    Growth Fund    Growth Fund    Gold Fund

 Net Investment Loss       -           $ 120,824      $  61,872     $  16,464

                                    Cappiello-Rushmore Trust

  At June 30, 1999, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                    Emerging
 Expires June 30,                 Growth Fund    Gold Fund
   2000                                   -     $  434,866
   2001                             $56,256        281,566
   2005                                   -        648,259
   2006                                   -        954,368
   2007                                   -        461,455
                                    -------     ----------
    Total                           $56,256     $2,780,514
                                    =======     ==========

                       INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Cappiello-Rushmore Trust:

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Utility Income, Growth, Emerging Growth and Gold Funds of the Cappiello-Rushmore Trust
(the "Trust") as of June 30, 1999 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utility Income, Growth, Emerging Growth, and Gold Funds of the Cappiello-Rushmore Trust, as of June 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Washington, DC
August 6, 1999

                                PART C

                                PART C
                           OTHER INFORMATION

                       Cappiello-Rushmore Trust



ITEM 23.  Exhibits

(a)(1)    Declaration of Trust (the "Trust" or the "Registrant").3/
(a)(2)    Declaration of Trust Amendment.3/
(b)       Bylaws of Registrant.3/
(c)       Instruments Defining Rights of Security Holders of the Trust. 2/
(d) Management Contract between the Trust and McCullough, Andrews & Cappiello, Inc., as amended. 3/
(e)       Underwriting Contracts. 2/
(f)       Bonus or Profit Sharing Contracts. 2/
(g)(1)    Administrative Services Agreement between the Trust and
          Money Management Associates, as amended. 3/
(g)(2)    Custody Agreement between the Trust and Rushmore Trust and
          Savings, FSB. 3/
(h)(1) Administrative Services Agreement between Money Management Associates and Rushmore Trust and Savings, FSB, as amended. 3/
(h)(2) Administrative Services Agreement between Money Management Associates and Rushmore Services, Inc., as amended. 3/
(i) Opinion of Jorden Schulte & Burchette, regarding the legality of securities being registered. 3/
(j) Consent of Deloitte & Touche LLP, independent public accountants for the Trust. 1/
(k)       Omitted Financial Statements. 2/
(l)       Initial Capital Agreements. 2/
(m)       Rule 12b-1 Plan. 2/
(n)       Financial Data Schedule for the Registrant. 1/
(o)       Rule 18f-3 Plan. 2/
(p)       Powers of Attorney. 4/

1/   Filed herewith.

2/   None.

3/ Incorporated by reference to Post-Effective Amendment No. 9 on Form N-1A, previously filed with the Securities and Exchange
     Commission on August 31, 1998.

4/ Incorporated by reference to Post-Effective Amendment No. 6 on Form N-1A, previously filed with the Securities and Exchange
     Commission on October 2, 1996, and Post-Effective Amendment No. 7 filed on October 29, 1997.


ITEM 24.  Persons Controlled By or Under Common Control with the Fund

The following persons may be deemed to be directly or indirectly controlled by or under common control with the Fund, a Maryland corporation:

                                                                           Percentage of Voting Securities
                                                                            Owned and/or Controlled by the
                                        State of Organization and               Controlling Persons or
             Company                Relationship (if any) to the Fund       Other Basis of Common Control

Money Management Associates         a District of Columbia limited         100% of the voting authority in
("MMA" or the "Administrator")      partnership, registered transfer       MMA is held by Daniel L.
                                    agent and registered investment        O'Connor in Daniel L.
                                    adviser, and the Trust's               O'Connor's capacity as the sole
                                    administrator.                         general partner of MMA.

Rushmore Trust and Savings, FSB     a Maryland corporation, and a          72.2% of the voting securities
("RTS" or the "Custodian")          registered transfer agent, which       of RTS is held by MMA, and
                                    provides transfer agency,              27.6% of the voting securities
                                    dividend disbursing, and               of RTS is held by Daniel L.
                                    shareholder services to the Trust      O'Connor, the sole general
                                    via a sub-contractual agreement        partner of MMA.
                                    between MMA and RTS, and serves
                                    as the Trust's custodian

Rushmore Services, Inc. ("RSI")     a Maryland Corporation which           100% of the voting securities
                                    provides certain services to the       of RSI is owned by MMA.
                                    Fund

The Rushmore Fund, Inc.             a Maryland corporation, and a
                                    registered investment company,
                                    which is advised by MMA

Fund for Tax-Free Investors, Inc.   a Maryland corporation, and a
                                    registered investment company,
                                    which is advised by MMA

Fund for Government Investors       a Delaware business trust, and a
                                    registered investment company,
                                    which is advised by MMA

American Gas Index Fund, Inc.       a Maryland corporation, and a
                                    registered investment company,
                                    which is advised by MMA

ITEM 25.  Indemnification

Pursuant to Delaware Code Ann. Title 12 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X. Section 10.02, of the Declaration of Trust states that the Trust shall indemnify any present or former trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a persons adjudged by a court or other adjudicatory body either to liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has be advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of the Investment Adviser

Each of the two directors of the Trust's investment adviser, McCullough, Andrews & Cappiello, Inc. (the "Adviser"), (i) Robert F. McCullough, the Chairman of the Board of Directors (the "Board") and Treasurer of the Adviser and (ii) Frank A. Cappiello, the President of the Adviser, is an employee of the Adviser, which maintains offices at:
(I) 101 California Street, Suite 4250, San Francisco, California
94111; and (ii) 10751 Falls Road, Suite 250, Lutherville, Maryland 21093. Robert F. McCullough also has served (and continues to serve) as: (i) a Vice President of the Trust (since the Trust's organization as a Delaware business trust in 1992); and (ii) a portfolio manager for the Cappiello-Rushmore Utility Income Fund, the Cappiello-Rushmore Growth Fund, and the Cappiello-Rushmore Emerging Growth Fund, and the Cappiello-Rushmore Gold Fund, each a series of the Trust. Frank A. Cappiello also has served (and continues to serve) as: (i) Chairman of the Board of Trustees of the Trust (since the Trust's organization as a Delaware business trust in 1992); and (ii) a portfolio manager for the Cappiello-Rushmore Utility Income Fund, the Cappiello-Rushmore Growth Fund, and the Cappiello-Rushmore Emerging Growth Fund, and the Cappiello-Rushmore Gold Fund, each a series of the Trust.

ITEM 27.  Principal Underwriters
Not applicable

ITEM 28.  Location of Accounts and Records
The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 29.  Management Services
Not Applicable

ITEM 30.  Undertakings
  None.



                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Bethesda in the State of Maryland on the 25th day of October, 1999.

                         Cappiello-Rushmore Trust

                         By:

                         /s/ Frank A. Cappiello*
                         Frank A. Cappiello, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Name                       Title                  Date


/s/ Frank A. Cappiello*       Chairman of the     October 25, 1999
Frank A. Cappiello             Board, Trustee


/s/ Daniel L. O'Connor*       President,          October 25, 1999
Daniel L. O'Connor             Treasurer,
                               Trustee


/s/ Bruce C. Ellis*           Trustee             October 25, 1999
Bruce C. Ellis


/s/ Peter J. DeAngelis*       Trustee             October 25, 1999
Peter J. DeAngelis


/s/ Dr. Peter B. Petersen*    Trustee             October 25, 1999
Dr. Peter B. Petersen


/s/ Jeffrey R. Ellis*         Trustee             October 25, 1999
Jeffrey R. Ellis



*Timothy N. Coakley, Attorney-in-Fact